UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT ON REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                     INVESTMENT COMPANY ACT FILE NUMBER 811-4401

                            NORTH TRACK FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           250 EAST WISCONSIN AVENUE
                                   SUITE 2000
                              MILWAUKEE, WI 53202
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)--(ZIP CODE)

                      FRANKLIN P. CIANO, ACTING PRESIDENT
                            NORTH TRACK FUNDS, INC.
                           250 EAST WISCONSIN AVENUE
                                   SUITE 2000
                           MILWAUKEE, WISCONSIN 53202
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH A COPY TO:

                            CHARLES M. WEBER, ESQ.
                              QUARLES & BRADY LLP
                           411 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (414) 978-6400

                   DATE OF FISCAL YEAR END:  OCTOBER 31, 2003

                   DATE OF REPORTING PERIOD:  APRIL 30, 2003

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS

Below is a copy of the Registrant's Semi-Annual Report to Shareholders for the six months ended April 30, 2003:

(NORTH TRACK LOGO)
SHARPEN YOUR FOCUS

SEMIANNUAL REPORT
TO SHAREHOLDERS
(UNAUDITED)

April 30, 2003

>  S&P 100 PLUS FUND

>  PSE TECH 100 INDEX FUND

>  DOW JONES U.S.  HEALTH CARE
   100 PLUS FUND

>  DOW JONES U.S.  FINANCIAL
   100 PLUS FUND

>  MANAGED GROWTH FUND

>  TAX-EXEMPT FUND

>  GOVERNMENT FUND

PERFORMANCE SUMMARY
Data for periods through April 30, 2003

                       FUND INFORMATION               TOTAL RETURNS AT NAV                        TOTAL RETURNS WITH SALES CHARGE*
                                                                                                                               <F1>

                       NASDAQ              INCEPTION  10 YEAR/                                    10 YEAR/
                       SYMBOL  CUSIP       DATE       INCEPTION  5 YEAR  3 YEAR  1 YEAR    YTD    INCEPTION 5 YEAR  3 YEAR   1 YEAR
                       ------  -----       ---------  ---------  ------  ------  ------    ---    --------- ------  ------   ------
EQUITY INDEX FUNDS
------------------
PSETECH 100
  INDEX FUND (A)       PPTIX   663038875   6/10/96     11.84%     5.81%  -23.63%  -18.59%   8.05%  10.97%     4.67%  -24.99% -22.86%
PSETECH 100
  INDEX FUND (B)       PSEBX   663038834   7/27/98      5.84%     -      -24.19%  -19.15%   7.82%   5.52%     -      -25.00% -23.19%
PSETECH 100
  INDEX FUND (C)       PTICX   663038826   5/8/00     -23.16%     -        -      -19.20%   7.84% -23.16%     -        -     -19.84%
S&P100 PLUS FUND (A)   PPSPX   663038305   12/20/85     9.01%**  -2.38%  -15.76%  -12.10%   4.90%   8.43%**  -3.42%  -17.26% -16.72%
                                                           <F2>                                        <F2>
S&P100 PLUS FUND (B)   PSUBX   663038503   7/27/98     -4.22%     -      -16.40%  -12.79%   4.58%  -4.61%     -      -17.52% -17.15%
S&P100 PLUS FUND (C)   SPPCX   663038743   5/8/00     -15.83%     -        -      -12.79%   4.60% -15.83%     -        -     -13.64%
DJ USHEALTH CARE
  FUND (A)             NDJAX   663038727   4/17/01     -6.17%     -        -       -9.72%   5.82%  -8.62%     -        -     -14.46%
DJ USHEALTH CARE
  FUND (B)             NDJBX   663038719   4/17/01     -6.80%     -        -      -10.31%   5.64%  -8.18%     -        -     -14.77%
DJ USHEALTH CARE
  FUND (C)             NDJCX   663038693   4/17/01     -6.80%     -        -      -10.31%   5.64%  -6.80%     -        -     -11.20%
DJ USFINANCIAL FUND (A)NDUAX   663038685   4/17/01     -3.84%     -        -      -10.19%   5.97%  -6.35%     -        -     -14.91%
DJ USFINANCIAL FUND (B)NDUBX   663038677   4/17/01     -4.54%     -        -      -10.81%   5.74%  -6.42%     -        -     -15.24%
DJ USFINANCIAL FUND (C)NDUCX   663038669   4/17/01     -4.52%     -        -      -10.80%   5.75%  -4.52%     -        -     -11.69%

EQUITY FUNDS
------------
MANAGED GROWTH FUND (A)PNMAX   663038701   1/4/99       1.16%     -       -2.27%  -15.17%   2.64%  -0.10%     -       -4.01% -19.63%
MANAGED GROWTH FUND (B)PNMBX   663038859   1/4/99       0.46%     -       -3.01%  -15.84%   2.31%   0.00%     -       -4.32% -20.05%
MANAGED GROWTH FUND (C)MGPCX   663038842   5/8/00      -1.61%     -        -      -15.82%   2.28%  -1.61%     -        -     -16.67%

FIXED-INCOME FUNDS
------------------
GOVERNMENT FUND (A)    PRPGX   663038206   12/20/85     5.48%**   5.76%    7.56%    6.44%   0.74%   5.10%**   5.01%    6.29%   2.72%
                                                           <F2>                                        <F2>
GOVERNMENT FUND (B)    GVTBX   663038636   3/1/03       -         -        -        -      -0.09%   -         -        -       -
GOVERNMENT FUND (C)    GVTCX   663038800   5/8/00       7.29%     -        -        5.65%   0.49%   7.29%     -        -       4.79%
TAX-EXEMPT FUND
  (A only)             PPTEX   663038107   7/19/84      5.43%**   4.84%    8.59%    8.73%   1.76%   5.05%**   4.10%    7.31%   4.92%
                                                           <F2>                                        <F2>

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS, AND THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT AN INVESTOR WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. This material may not be used in conjunction with the offering of securities unless preceded or accompanied by a current prospectus for each fund listed in the chart. Total returns include the reinvestment of all dividends and capital gains for each of the funds. Tax-exempt funds may be subject to AMTtaxes and state and local taxes may apply. Securities of small and mid-sized companies may be more volatile than securities issues by larger companies. Investments in a single industry may involve greater risks and price volatility. SHARES OF THE GOVERNMENT FUND ARE NOT GUARANTEED OR INSURED BY THE UNITED STATES GOVERNMENT.

*<F1> The equity fund's Class A shares maximum sales charge is 5.25%. Class B shares are subject to a Contingent Deferred Sales Charge (CDSC). The CDSC declines from 5.00% to 0.00% over a six-year period. Class B shares automatically convert to Class A shares after eight years. The Class A shares maximum sales charge for the Government Fund and the Tax-Exempt Fund is 3.50%. Class C shares are available for all equity funds and the Government Fund. Class C shares are subject to a 1.00% CDSC within 18 months. Class C shares do not convert to other share classes. Effective March 1, 2002 there is no front-end sales charge on Class C Shares.
**<F2> Performance is for the 10-year period and not from the fund's inception date.

In the past the Advisor reimbursed a portion of the advisory fees for the S&P100 Plus, Managed Growth, PSETech 100 Index, Government and Tax-Exempt Funds. Without such reimbursement, total returns would have been less. The Advisor has contractually agreed to reimburse the Dow Jones U.S. Health Care and Financial 100 Plus Funds through February 2004, so that total expenses will not exceed 1.25% on Class A shares, and 2.00% on Class B & C shares. Without such reimbursement, returns for the funds would be less. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares. Dividends for North Track equity funds are paid annually. Dividends for North Track fixed-income funds are paid monthly.

"Standard & Poor's," "S&P," "S&P100" and Standard & Poor's 100" are trademarks of McGraw-Hill, Inc. and "PSE" is the service mark of the Pacific Exchange Incorporated. "Dow Jones" is a service mark of Dow Jones and Company,. These marks have been licensed for use by the licensee. These organizationsdo not sponsor, endorse, sell or promote these funds and make no representation regarding the advisability of investing in these funds. B.C. Ziegler and Company distributor. Member SIPC.

NOT FDIC INSURED                NO BANK GUARANTEE                MAY LOSE VALUE

                            NORTH TRACK FUNDS, INC.
                               PRESIDENT'S LETTER
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                 APRIL 30, 2003

                                                                   June 18, 2003
DEAR SHAREHOLDER:

I am pleased to provide you with the semiannual report dated April 30, 2003. Since our annual report last October, much has happened in the world, economy and with our fund family. Our net assets increased from $852.9 million on October 31, 2002 to $975.7 million on April 30, 2003.

Globally, the war in Iraq dominated the early part of this year, and the uncertainty of the outcome caused investor confidence to sink. The war, coupled with a slowly improving economy dampened market momentum during the last two months of 2002 and the first two months of 2003. However, as the resolution to the conflict in Iraq became clear and some of the leading indicators of the economy continued to improve, investors began to return to the equity markets, fueling a sustained rally. Because the indicators were mixed, the Federal Open Market Committee within the Federal Reserve System kept short-term interest rates stable, resulting in good performance from the bond market. North Track Funds generally participated in the recovery (the results for seven of our funds are contained on the following pages).

I am pleased to announce the addition of an independent director to the North Track Board. At our May 9, 2003 meeting, your Board, after careful consideration, elected Brian Girvan to the North Track board. Brian has more than 20 years experience in the financial services industry, having held prominent positions with mutual fund firms such as Fidelity and PIMCO. Brian, who is a CPA, brings additional financial acumen and practical mutual fund experience to our board. We look forward to Brian's future contributions.

We are committed to the mutual fund industry and look for opportunities to create a stronger team. We appreciate your continued support and trust during the past six months and look forward to providing you with a high degree of service and investment results consistent with your expectations.

Very truly yours,

/s/Robert J. Tuszynski

Robert J. Tuszynski
President and CEO

PSE is the service mark of the Pacific Exchange Incorporated. Dow Jones is a service mark of Dow Jones and Company. These service marks have been licensed for use by the licensee. These funds are not sponsored, endorsed, sold or promoted by these organizations, and they make no representation regarding the advisability of investing in the funds. B.C. Ziegler and Company distributor. Member SIPC.

This report contains information for existing shareholders of North Track Funds, Inc. It does not constitute an offer to sell. If an investor wishes to receive more information about the funds, the investor should obtain a prospectus, which includes a discussion of each fund's investment objective and all sales charges and expenses of the relevant fund(s).

NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this semiannual report for North Track Funds, Inc., the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor, sub-advisor and/or fund manager predictions, assessments, analysis or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the advisor's and any sub-advisor's or fund manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, any sub-advisor or fund manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially as compared to benchmarks associated with the particular Fund.

S&P 100 PLUS FUND

  The S&P 100 Plus Fund's total return was 3.49% for the six month ended April 30, 2003 compared to 4.16% for the S&P 100 Index and 4.48% for the S&P 500 Index. The deviation in return versus its benchmark, the S&P 100 Index, was due to fund expenses. The Fund is currently being managed to closely reflect the characteristics of its benchmark, with no over or under-weighting of individual security positions.

  The Fund started its fiscal year with the equity markets rebounding from multi-year lows in early October. That surge was short lived, however, as equity markets retreated in December and the first two months of the 2003 calendar year on investors' concerns about the pending war in Iraq and the anemic economy. A swift and successful end to the Iraq conflict led to a surge in equities in late March, which continued through the close of the first half of the Fund's fiscal year.

  Large-cap stocks, which comprise the Fund's entire portfolio, trailed small and mid-cap indexes by a modest margin over the first six-months of the Fund's fiscal year as market breadth improved and second-tier stocks began to participate in the market recovery.

  The industrials sector, which comprises 10.6% of the Fund's portfolio, was the best performing sector for the six-month period, up 10.4%, powered by an 18.1% rise in General Electric, the Fund's largest single holding. The information technology sector, which accounts for 17.3% of Fund assets, climbed 8.3% with strong moves in Cisco Systems (up 34.3%), Oracle (up 16.6%), IBM (up 7.9%) and Intel Corp. (up 6.4%). Earnings in the technology sector seem to have finally turned up and prospects look brighter for at least a modest pickup in corporate technology spending. The financial sector, which makes up 18.9% of Fund assets, returned 4.8% for the first six months of the fiscal year, led by JP Morgan (up 44.7%), Morgan Stanley (up 16.2%), Bank of America (up 7.9%) and Citigroup (up 6.8%). Low interest rates and hopes for a recovery in the stock market helped to bolster investor enthusiasm for financial stocks. The energy sector, which accounts for 5.8% of Fund assets, gained 6.3% as oil prices firmed. Exxon-Mobil, the Fund's fifth largest position, was up 5.9%. The health care sector, which accounts for 16.0% of Fund assets, gained 3.0% for the period, but results were mixed. Biotechnology shares, including Amgen (up 31.7%), were strong, but several of the sector's major pharmaceutical holdings lagged on concerns over the potential for more governmental influence on drug prices as well as company-specific issues. Pfizer, the Fund's fourth largest individual position, lost 2.3% for the period and Johnson & Johnson was off 3.4%. Consumer discretionary stocks, which make up 12.8% of Fund holdings, gained 2.3% for the period. A rebound in automotive stocks was largely offset by declines in many of the Fund's retailers, which suffered from fears that consumer spending levels would soon decline. Wal-Mart, the Fund's third largest holding, bucked the trend and gained 5.5% for the first six months of fiscal 2003. The consumer staples sector, which held up well during the recent bear market, lost 5.7% for the period as investors found more potential in other areas of the market. Altria Group (formerly Philip Morris) dropped 21.4% as its legal battles over liability for smokers' health issues seemingly took a turn for the worse. The remaining sectors (Telecommunications - down 3.0%, Utilities
- up 11.9% and Materials - up 10.1%) represent approximately 8% of Fund assets in aggregate and had a modest positive overall impact on the Fund's six-month return.

  The Fund's current forward price to earnings ratio is a reasonable 17.7X and remains near the lower end of its 10-year average range. With the economy in the early stages of a recovery and corporate earnings rebounding from depressed levels, we believe that the Fund's prospects are improving. The Fund's holdings include America's largest and best capitalized companies with the financial strength to weather periods of economic adversity and the wherewithal to extend their leadership positions as the economic recovery becomes more tangible.

PSE TECH 100 INDEX FUND

  After declining for the first nine consecutive months in calendar 2002, the PSE Tech 100 Fund experienced its first monthly gain in October and, other than some weakness experienced from tax selling in December that carried into January, started on the road to recovery over the first half of its 2003 fiscal year. For the six months ended April 30, 2003, the Fund's total return was 9.92%. The PSE Tech 100 Index, to which the Fund is benchmarked, gained 10.69% over the same period. The difference in performance is attributable entirely to fund expenses.

  The PSE Tech 100 Index outperformed the broad market, as represented by the S&P 500 Index, which returned only 4.48% for the six-month period. Technology stocks, which had been severely punished by investors during the recent bear market, led the rebound in equities, as investor apprehension over economic and global events gave way to newfound optimism, beginning with the resolution of the conflict in Iraq. Investors also began to take heart and were encouraged as corporate earnings announcements began to exceed analysts' estimates. Industry leaders IBM, Microsoft and Intel all reported first quarter earnings that beat analysts' estimates, with earnings growth coming from a combination of improved operating efficiencies and revenue growth.

  The Fund is well diversified, with biotech and health care equipment combining to form approximately 21% of the Fund's holdings. These two sectors performed exceptionally well for the six-month period with biotech returning 20.7% and health care equipment up 14.1%. Only two of the Fund's sub-sectors experienced negative returns. Data processing, which comprises just under 5% of the Fund, was down 4.0% for the six-month period ended April 30, 2003 and the aerospace/defense sector, representing 4.5% of the Fund, was down 7.2% during the same period.

  While signs of an improving economy and revenue growth are encouraging, many of the conditions that have undermined the technology sector over the last two years continue to persist. Corporate spending, particularly for technology-related projects, has been sluggish and needs to accelerate to help overcome the sector's overcapacity issues. On a more positive note, corporations may be more likely to replace aging equipment as their trepidation diminishes with the end of the Iraq war and an improving economic outlook. The last major upgrade of corporate computer networks occurred nearly four years ago in anticipation of Y2K and many will be due for upgrade or replacement soon. Research and development spending at such tech stalwarts as Microsoft and Intel continue at high levels and wireless communication technologies offer hope for new applications.

  While we have been recently mired in a slow growth period for technology, we believe that prospects for improved growth should become apparent later this year as the economy recovers and corporate spending normalizes.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

  Dow Jones U.S. Health Care 100 Plus Fund returned 5.19% for the six months ended April 30, 2003, and out-performed the S&P 500 Index, which returned 4.48% during the same period. The Dow Jones US Health Care 100 Index increased 5.90% over the first half of the fiscal year, with the deviation attributable to fund expenses. The Fund is currently being managed to closely reflect the characteristics of its index.

  The pharmaceuticals sector represented 47.6% of the Fund's holdings at fiscal mid-year and returned 5.0% for the six months ended April 30, 2003. Health care equipment is the Fund's second largest sector position, comprising 16.7% of the Fund, and returned 9.9% for the six-month period. The Fund included a 14.5% exposure to the biotechnology sector, which returned 12.6% for the fist half of the fiscal year. Health care facility management was the great disappointment, providing a drag of -30% for its 4.0% weighting in the Fund. The Fund had approximately 0.29% of its assets in HealthSouth Corporation at the start of the fiscal year and the stock lost nearly 98% of its value before being dropped from the Index in late March amid an unexpected investigation into its business practices by Federal regulators. The Index's diversified nature limited the impact of the HealthSouth loss to approximately -0.29%.

  We view this as a good opportunity to add or increase exposure to the sector, since fundamentals are sound and valuations are increasingly attractive. The health care sector has excellent sales growth prospects and profitability is among the best of any economic sector. Near term, expansion of drug pipelines, development and innovation in the areas of biotechnology and genomics, and increases in hospital and physicians' costs and reimbursement rates should help health care companies to recognize stable, if not enhanced financial performance. Long-term prospects for the sector are especially promising, driven by favorable demographics. As the baby boom generation eases into senior citizen status, the demand for health care products and services will almost assuredly increase.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

  For the six months ended April 30, 2003, the Dow Jones U.S. Financial 100 Plus Fund's total return was 4.33%. The Dow Jones US Financial 100 Index returned 4.96% over the same period; the deviation in returns was entirely due to fund expenses. The Fund's results trailed the broader S&P 500 Index by 12 basis points over the six-month period. The Fund does not currently have any materially under-weighted or over-weighted positions relative to its benchmark.

  In general, the Fund's portfolio benefited from lower interest rates, but was constrained by the struggling economy. A sharp 9.4% aggregate rebound in the diversified financial sub-sector had the biggest positive impact on the Fund for the six-month period. This sub-sector represents 33.9% of Fund assets and contains the diversified financial giants like Citigroup and JP Morgan, major brokerage and investment banking firms like Goldman Sachs and Merrill Lynch, and the government sponsored entities Fannie Mae, Freddie Mac and Sallie Mae. JP Morgan was the fund's best performing stock for the six month period with a total return of 44.7% as investors concluded that it had put the worst of its credit and earnings problems behind it. Regional banks, which represent 38.3% of fund assets, returned 2.9% as a group, under performing most other sub-sectors due to interest margin and credit quality concerns. Multi-line insurers, including the second largest fund position, American International Group (down 7.2% for the period), struggled to keep pace with the rest of the Fund. Concerns about the adequacy of reserves and continued pressure on investment income from low interest rates led to a negative 6.2% six-month return for this sub-sector. The Fund's worst performer, insurer UnumProvident, declined 43.2% for the period after it disclosed the need to materially boost reserves on its long-term disability insurance line and record impairment charges to reflect deterioration in its junk-bond investments. Two of the Fund's smallest sub-sectors turned in excellent results for the period. The Fund's consumer finance holdings gained 10.0% and REITS returned an aggregate 10.4%.

  Although the Fund has held up well over the past six months, in our view, its near-term outlook is mixed. Record low interest rates have helped to spur loan demand, especially for mortgages, and rates may have further to fall. Improved consumer confidence with the successful conclusion of the war in Iraq and the recent strength of the equity markets are encouraging, but unless the economy begins to show signs of stronger growth, it may be difficult for the financial sector to maintain its momentum.

  Despite the short-term clouds, our long-term outlook for the financial sector is staunchly positive. As the baby boom generation moves through its peak earnings years into retirement, the demand for financial products and services is likely to accelerate. The Fund is broadly diversified across the financial sector and the vast majority of the companies in the fund have reliable earnings growth, attractive dividends and reasonable valuations relative to other market sectors.

MANAGED GROWTH FUND

  For the six months ended April 30, 2003, the Managed Growth Fund returned - 0.85% versus +0.60% for the Russell Midcap(R) Index. Although the Managed Growth Fund slightly underperformed the Russell Midcap(R) during the past six months, the Fund's stocks had declined much less than the averages during the entire bear market. What we have been witnessing as of late is investor rotation into beaten down stocks. Of the 145 basis points of underperformance, 85 is attributable to fund expenses and the remainder the byproduct of an environment in which severely depressed and lower quality stocks outperformed high quality names. The Fund's focus on fast-growing companies with leading shares in niche markets and clean balance sheets should bode well in what appears to be the first leg of a new cyclical bull market.

  The Fund benefited from the under-weighting of under-performing securities. Several of the Fund's under-performing stocks, such as Bisys Group Inc., Catalina Marketing Corp., Jones Apparel Group Inc., and Scholastic Corp were small positions and therefore had relatively little impact on overall performance. All four holdings have been sold because of fundamental disappointments.

  Because of the incipient economic recovery, we have been gradually increasing our exposure to cyclical industries. A recent addition is CDW Computer Centers, a direct reseller of personal computers, other hardware and software to businesses, which is in an area we believe will benefit from the economic rebound and the next technology upgrade cycle. Three other new names include Idexx Laboratories, a company which provides services for the animal health industry as well as food and water quality applications; Varian Medical Systems, a designer and manufacturer of technically advanced radiation equipment; and PF Chang's, a fast growing restaurant chain. Coach and Chico's FAS, two quality retailers with superior growth characteristics, are other stocks that have been added since November. The Fund will be adding exposure to technology as companies begin to exhibit meaningful increases in backlogs and strong market responses to new product introductions.

  The markets are now in a cyclical bull market, and we are still finding mid-cap companies at attractive valuations. While valuation on the market as a whole appears rich compared to historical levels, such high price-earnings ratios appear sustainable given the low level of interest rates and inflation.

TAX-EXEMPT FUND

  The Tax-Exempt Fund returned 3.38% for the six-month period ended April 30, 2003. For the same timeframe, the Lehman Municipal 20-Year Index returned 4.39% and the Morningstar peer group returned 3.19%. We believe this return, in part, reflects a greater demand for municipal investments and a continued appetite for investments where perceived risk is reduced. Strong retail and institutional demand for bonds that are less credit-sensitive continues to be an underlying theme in the market. Mid-term municipals were the best performer for the six months ending April 30, with the 20-year returning 4.39%, followed by the 15-year (4.26%), 7-year (3.71%) and the long bond (3.67%). Over the same time period, insured bonds returned 4.13% or 54 basis points over the broad municipal market. This benefited the Fund as insured bonds account for approximately 64% of the Fund's assets.

  At April 30, 2003, the duration of the Tax-Exempt Fund was approximately 7.5 years, which is less than the Lehman Municipal 20-Year Index of 10.5 years. The shorter duration completes our long process of getting more in line with the overall market and positions the fund well should an environment of rising interest rates occur in the months ahead. Duration measures a bond's sensitivity to changing interest rates. Bonds with shorter durations will generally experience a smaller percentage change in price in a changing interest rate environment than bonds with longer durations. The average maturity of the bonds in the Fund's portfolio is 7.46 years.

  During the last six months trading activity accomplished multiple goals, most important of which was the shortening of duration, liquidity management and adjustments to credit concentrations. As of April 30, 2003, the Fund's credit composition is AAA (75.4%) and AA (24.6%). The Fund remains fully invested with a nominal cash balance of 0.14%.

  We believe the Fund is positioned to react favorably to probable future events (e.g. continued economic weakness and changes in interest rates) with a shorter duration and our focus on higher credit quality.

GOVERNMENT FUND

  During the six months ended April 30, 2003, the U.S. Treasury market has been dominated by investors searching for signs of an economic recovery and by the war with Iraq. To date, only the war issue has been resolved. Yields rose and fell by over 60 basis points during the period.

  The Fund had a total return of 1.42% for the period, while the Lehman Intermediate Treasury Index, its benchmark, had a return of 1.91%. The Merrill Lynch 1-5 Year Treasury Index had a return of 1.62%. The Fund's performance was aided by the portfolio having a greater weighting in the short end of the yield curve than the Lehman Intermediate benchmark. Yields on 2 and 3 year Treasuries fell 20 to 30 basis points while 5 and 10 year yields were relatively unchanged.

  The Fund owned GNMA (Government National Mortgage Association) mortgage backed and collateralized mortgage obligations (CMO's), which aided the Fund's yield but hurt its total return as mortgage backed securities underperformed Treasuries during the period.

  The Fund maintained its balance between U.S. Treasuries and GNMA mortgage backed bonds. As of April 30, 2003, the Fund had 57% of net assets in U.S. Treasury securities, 28% in GNMA pass-thru bonds, 12% in GNMA CMO's and 2% in cash. The duration of the portfolio was 1.90 years, with an average maturity of
2.52 years. In comparison, the Lehman Intermediate Treasury Index had a duration of 3.17 years and an average maturity of 3.72 years.

  The Fund is transitioning to the Merrill Lynch 1-5 Year Treasury Index as its benchmark. At April 30, 2003, the duration of this index was 2.13 years and the average maturity was 2.28 years. The advisor believes that this index, having a shorter average maturity, is a more appropriate benchmark for the Government Fund.

                            NORTH TRACK FUNDS, INC.

                               S&P 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2003 (UNAUDITED)

                                                        NUMBER        MARKET
                                                      OF SHARES       VALUE
                                                      ---------       ------

COMMON STOCKS -- 100.0%

CONSUMER DISCRETIONARY -- 12.9%
        AOL Time Warner Inc.                            185,012   $  2,530,964
        Black & Decker Corporation                        3,194        131,752
*<F3>   Clear Channel Communications, Inc.               25,287        988,975
        Walt Disney Company                              84,660      1,579,756
#<F4>   Eastman Kodak Company                            12,059        360,685
#<F4>   Ford Motor Co.                                   76,374        786,652
#<F4>   General Motors Corporation                       23,098        832,683
*<F3>   Harrah's Entertainment, Inc.                      4,572        180,091
        The Home Depot, Inc.                             96,115      2,703,715
        Limited Brands                                   21,858        317,815
#<F4>   May Department Stores Company                    11,893        257,127
        McDonald's Corporation                           52,717        901,461
        Radioshack Corporation                            6,982        165,543
        Sears, Roebuck and Co.                           13,003        368,505
*#      Toys "R" Us, Inc.                                 9,061         92,875
<F3><F4>
*<F3>   Viacom Inc.                                      72,748      3,157,991
#<F4>   Wal-Mart Stores, Inc.                           182,391     10,272,261
                                                                   -----------
                                                                    25,628,851
                                                                   -----------

CONSUMER STAPLES -- 10.5%
#<F4>   Altria Group, Inc.                               85,394      2,626,719
        Anheuser-Busch Companies, Inc.                   35,402      1,765,852
        Avon Products, Inc.                               9,727        565,820
        Campbell Soup Company                            17,014        374,818
        Coca-Cola Company                               102,472      4,139,869
        Colgate-Palmolive Company                        22,251      1,272,090
        Gillette Company                                 43,314      1,318,911
        Heinz (H.J.) Company                             14,551        434,784
        PepsiCo, Inc.                                    71,368      3,088,807
        Procter & Gamble Company                         53,434      4,801,045
        Sara Lee Corporation                             32,499        545,333
                                                                   -----------
                                                                    20,934,048
                                                                   -----------

ENERGY -- 5.8%
        Baker Hughes Incorporated                        13,982        391,496
        Exxon Mobil Corporation                         278,170      9,791,584
        Halliburton Company                              18,151        388,613
        Schlumberger Limited                             23,975      1,005,272
                                                                   -----------
                                                                    11,576,965
                                                                   -----------

FINANCIAL SERVICES -- 18.9%
        The Allstate Corporation                         29,109      1,100,029
        American International Group,  Inc.             107,792      6,246,546
        American Express Company                         54,348      2,057,615
        Bank One Corporation                             48,151      1,735,844
        Bank of America Corporation                      62,042      4,594,210
        Citigroup Inc.                                  212,522      8,341,489
        The Goldman Sachs Group, Inc.                    19,493      1,479,519
        The Hartford Financial
          Services Group, Inc.                           10,499        427,939
        J.P. Morgan Chase & Co.                          82,526      2,422,138
#<F4>   Lehman Brothers Holdings Inc.                    10,017        630,770
        Merrill Lynch & Co., Inc.                        35,732      1,466,799
        Morgan Stanley                                   44,756      2,002,831
        US Bancorp                                       79,443      1,759,662
        Wells Fargo & Company                            69,938      3,375,208
                                                                   -----------
                                                                    37,640,599
                                                                   -----------

HEALTH CARE -- 16.1%
*<F3>   Amgen, Inc.                                      53,204      3,261,937
        Baxter International Inc.                        24,524        564,052
        Bristol-Myers Squibb Company                     80,122      2,046,316
        CIGNA Corporation                                 5,718        299,051
        HCA-The Healthcare Company                       21,265        682,607
        Johnson & Johnson                               122,800      6,921,008
*<F3>   MedImmune, Inc.                                  10,405        366,984
        Medtronic, Inc.                                  50,423      2,407,194
        Merck & Co., Inc.                                92,804      5,399,337
        Pfizer, Inc.                                    329,662     10,137,119
                                                                   -----------
                                                                    32,085,605
                                                                   -----------

INDUSTRIALS -- 10.2%
        3M Co.                                           16,093      2,028,362
        The Boeing Company                               34,711        946,916
        Burlington Northern
          Santa Fe Corporation                           15,562        438,226
#<F4>   Delta Air Lines, Inc.                             5,177         66,214
        FedEx Corporation                                12,299        736,464
        General Dynamics Corporation                      8,251        512,140
        General Electric Company                        381,464     11,234,115
        Honeywell International Inc.                     35,399        835,416
        Norfolk Southern Corporation                     16,217        343,963
        Raytheon Company                                 16,751        501,357
        Rockwell Automation, Inc.                         7,728        176,198
        Tyco International Ltd.                          82,664      1,289,558
        United Technologies Corporation                  19,378      1,197,754
                                                                   -----------
                                                                    20,306,683
                                                                   -----------

MATERIALS -- 2.5%
        Alcoa Inc.                                       34,955        801,518
        Allegheny Technologies, Inc.                      3,394         14,085
        Boise Cascade Corporation                         2,435         55,932
        Dow Chemical Company                             37,681      1,229,908
        International Paper Company                      19,810        708,207
        Weyerhaeuser Company                              8,980        445,318
        DuPont (E.I.) de Nemours
          and Company                                    41,073      1,746,835
                                                                   -----------
                                                                     5,001,803
                                                                   -----------

TECHNOLOGY -- 17.4%
*<F3>   Cisco Systems, Inc.                             294,215      4,424,994
*#      Computer Sciences Corporation                     7,706        253,913
<F3><F4>
*<F3>   EMC Corporation                                  91,303        829,944
        Hewlett-Packard Company                         126,349      2,059,489
        International Business
          Machines Corporation                           69,804      5,926,359
        Intel Corporation                               273,944      5,040,570
        Lucent Technologies, Inc.                       155,063        279,113
        Microsoft Corporation                           442,400     11,312,168
*<F3>   National Semiconductor Corporation                7,519        140,831
*<F3>   Oracle Corporation                              218,161      2,591,753
        Texas Instruments Inc.                           71,583      1,323,570
*<F3>   Unisys Corporation                               13,668        142,147
*#      Xerox Corporation                                30,646        302,170
<F3><F4>
                                                                   -----------
                                                                    34,627,021
                                                                   -----------

TELECOMMUNICATION -- 4.3%
        AT&T Corp.                                       31,921        544,253
*<F3>   Nextel Communications, Inc.                      44,790        662,444
        SBC Communications, Inc.                        137,330      3,208,029
        Verizon Communications                          113,102      4,227,753
                                                                   -----------
                                                                     8,642,479
                                                                   -----------

UTILITIES -- 1.4%
#<F4>   American Electric Power
          Company, Inc.                                  16,046        423,293
#<F4>   El Paso Energy Corporation                       24,979        187,343
        Entergy Corporation                               9,156        426,761
        Exelon Corporation                               13,293        705,061
        Southern Company                                 29,668        863,042
*<F3>   The AES Corporation                              22,737        136,649
        Williams Companies, Inc.                         21,639        150,391
                                                                   -----------
                                                                     2,892,540
                                                                   -----------
Total Common Stocks
  (Cost: $198,225,570)                                             199,336,594
                                                                   -----------

SHORT-TERM INVESTMENTS -- 5.2%

COMMERCIAL PAPER -- 0.9%
\<F5>   Four Winds Funding                              838,001        837,965
\<F5>   WGL Holding, Inc.                               838,001        837,967
                                                                   -----------
                                                                     1,675,932
                                                                   -----------

FLOATING RATE NOTES -- 1.8%
\<F5>   Amex Centurion Bank
          Medium Term Note                              523,750        524,117
\<F5>   American Honda Finance                        1,047,501      1,047,186
\<F5>   Bears Stearns Co. Medium Term Note              523,750        523,750
\<F5>   Comerica Bank FCD                               523,750        523,646
\<F5>   Washington Mutual Bank FA FCD                 1,047,502      1,047,501
                                                                   -----------
                                                                     3,666,200
                                                                   -----------

REPURCHASE AGREEMENTS -- 2.4%
\<F5>   Bank of America Sec. LLC
          Triparty Repurchase Agreement               2,597,592      2,597,592
\<F5>   Lehman Brothers Triparty
          Repurchase Agreement                        2,148,198      2,148,198
                                                                   -----------
                                                                     4,745,790
                                                                   -----------

MONEY MARKET -- 0.1%
        Highmark Diversified Money Market
          Fund, Fiduciary Shares                        267,362        267,362
                                                                   -----------
Total Short-Term Investments                                        10,355,284
                                                                   -----------
TOTAL INVESTMENTS -- 105.2%                                        209,691,878
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (5.1)%                                     (10,087,922)
OTHER LIABILITIES,
  LESS ASSETS -- (0.1)%                                               (279,286)
                                                                  ------------
NET ASSETS -- 100.0%                                              $199,324,670
                                                                  ------------
                                                                  ------------

*<F3>   Non-income producing
#<F4>   Loaned securities
\<F5> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                            PSE TECH 100 INDEX FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2003 (UNAUDITED)

                                                         NUMBER       MARKET
                                                       OF SHARES      VALUE
                                                       ---------      ------

COMMON STOCKS -- 100.00%

BIOTECHNOLOGY -- 12.9%
*<F6>   Amgen, Inc.                                     129,900   $  7,964,169
        Applera Corporation -
        Applied Biosystems Group                        129,900      2,277,147
*#      Biogen, Inc.                                    129,900      4,934,901
<F6><F7>
*#      Chiron Corporation                              129,900      5,303,817
<F6><F7>
*<F6>   Genentech, Inc.                                 129,900      4,934,901
*<F6>   Genzyme Corporation -
          General Division                              129,900      5,232,372
*<F6>   MedImmune, Inc.                                 129,900      4,581,573
                                                                   -----------
                                                                    35,228,880
                                                                   -----------

COMMERCIAL SERVICES
  & SUPPLIES -- 3.5%
        Automatic Data Processing, Inc.                 129,900      4,368,537
#<F7>   First Data Corporation                          129,900      5,095,977
                                                                   -----------
                                                                     9,464,514
                                                                   -----------

COMMUNICATIONS
  EQUIPMENT -- 10.2%
*<F6>   ADC Telecommunications, Inc.                    129,900        310,201
#<F7>   Alcatel ADR                                     129,900      1,046,994
*#      CIENA Corporation                               129,900        632,613
<F6><F7>
#<F7>   Corning Incorporated                            129,900        704,058
        Goodrich Corporation                            129,900      1,827,693
        Harris Corporation                              129,900      3,709,944
*<F6>   JDS Uniphase Corporation                        129,900        419,577
*#      Juniper Networks, Inc.                          129,900      1,327,578
<F6><F7>
        Lockheed Martin Corporation                     129,900      6,501,495
*<F6>   Nortel Networks Corporation                     129,900        335,142
        QUALCOMM Inc.                                   129,900      4,142,511
        Raytheon Company                                129,900      3,887,907
#<F7>   Scientific-Atlanta, Inc.                        129,900      2,110,875
*<F6>   Tellabs, Inc.                                   129,900        802,782
                                                                   -----------
                                                                    27,759,370
                                                                   -----------

COMPUTER HARDWARE -- 1.5%
*<F6>   3Com Corporation                                129,900        675,480
*#      Adaptec, Inc.                                   129,900        888,516
<F6><F7>
*<F6>   Cisco Systems, Inc.                             129,900      1,953,696
*<F6>   Sun Microsystems, Inc.                          129,900        428,670
                                                                   -----------
                                                                     3,946,362
                                                                   -----------

COMPUTERS & PERIPHERALS -- 11.5%
*<F6>   Apple Computer, Inc.                            129,900      1,844,580
*<F6>   Dell Computer Corporation                       129,900      3,755,409
*<F6>   EMC Corporation                                 129,900      1,180,791
*<F6>   Gateway, Inc.                                   129,900        374,112
        Hewlett-Packard Company                         129,900      2,117,370
        International Business
          Machines Corporation                          129,900     11,028,510
*<F6>   NCR Corporation                                 129,900      2,847,408
*<F6>   Network Appliance, Inc.                         129,900      1,725,072
*<F6>   Quantum Corporation - DLT
          & Storage Systems                             129,900        448,155
*<F6>   Storage Technology Corporation                  129,900      3,211,128
*<F6>   VERITAS Software                                129,900      2,859,099
                                                                   -----------
                                                                    31,391,634
                                                                   -----------

ELECTRONIC EQUIPMENT
  & INSTRUMENTS -- 6.7%
*#      Agilent Technologies,Inc.                       129,900      2,080,998
<F6><F7>
*<F6>   American Power
          Conversion Corporation                        129,900      2,023,842
*<F6>   Coherent, Inc.                                  129,900      2,987,700
*<F6>   Millipore Corporation                           129,900      4,436,085
*#      Solectron Corporation                           129,900        414,381
<F6><F7>
#<F7>   Symbol Technologies, Inc.                       129,900      1,419,807
*<F6>   Tektronix, Inc.                                 129,900      2,438,223
*<F6>   Thermo Electron Corporation                     129,900      2,360,283
                                                                   -----------
                                                                    18,161,319
                                                                   -----------

HEALTHCARE EQUIPMENT
#<F7>   Biomet, Inc.                                    129,900      3,956,754
*#      Boston Scientific Corporation                   129,900      5,592,195
<F6><F7>
        Medtronic, Inc.                                 129,900      6,201,426
*<F6>   St. Jude Medical, Inc.                          129,900      6,814,554
                                                                   -----------
                                                                    22,564,929
                                                                   -----------

INTERNET SOFTWARE
  & SERVICES -- 1.8%
        AOL Time Warner Inc.                            129,900      1,777,032
*#      Yahoo!, Inc.                                    129,900      3,218,922
<F6><F7>
                                                                   -----------
                                                                     4,995,954
                                                                   -----------

IT CONSULTING & SERVICES -- 4.0%
*#      Computer Sciences Corporation                   129,900      4,280,205
<F6><F7>
#<F7>   Electronic Data Systems                         129,900      2,357,685
*<F6>   SunGard Data Systems, Inc.                      129,900      2,792,850
*<F6>   Unisys Corporation                              129,900      1,350,960
                                                                   -----------
                                                                    10,781,700
                                                                   -----------

OFFICE ELECTRONICS -- 0.5%
*#      Xerox Corporation                               129,900      1,280,814
<F6><F7>
                                                                   -----------
                                                                     1,280,814
                                                                   -----------

SEMICONDUCTOR EQUIPMENT
  & PRODUCTS -- 16.7%
*#      Advanced Micro Devices, Inc.                    129,900        966,456
<F6><F7>
*<F6>   Analog Devices, Inc.                            129,900      4,302,288
*<F6>   Applied Materials, Inc.                         129,900      1,896,540
*<F6>   Cypress Semiconductor Corporation               129,900      1,132,728
        Intel Corporation                               129,900      2,390,160
*#      KLA-Tencor Corporation                          129,900      5,325,900
<F6><F7>
*<F6>   Kulicke & Soffa Industries, Inc.                129,900        674,181
*<F6>   Lam Research Corporation                        129,900      1,887,447
        Linear Technologies                             129,900      4,477,653
*<F6>   LSI Logic Corporation                           129,900        696,264
        Maxim Integrated Products, Inc.                 129,900      5,103,771
*#      Micron Technology, Inc.                         129,900      1,104,150
<F6><F7>
*<F6>   National Semiconductor  Corporation             129,900      2,433,027
*#      Novellus Systems, Inc.                          129,900      3,642,396
<F6><F7>
*<F6>   Standard Microsystems Corporation               129,900      1,644,534
*<F6>   Teradyne, Inc.                                  129,900      1,506,840
        Texas Instruments Inc.                          129,900      2,401,851
*<F6>   Vitesse Semiconductors                          129,900        404,119
*<F6>   Xilinx, Inc.                                    129,900      3,516,393
                                                                   -----------
                                                                    45,506,698
                                                                   -----------

SOFTWARE -- 20.5%
#<F7>   Adobe Systems, Inc.                             129,900      4,489,344
        Autodesk, Inc.                                  129,900      2,021,244
*<F6>   BEA Systems, Inc.                               129,900      1,391,229
*<F6>   BMC Software, Inc.                              129,900      1,938,108
*<F6>   Cadence Design Systems, Inc.                    129,900      1,484,757
*<F6>   Check Point Software
          Technologies Ltd.                             129,900      2,043,327
#<F7>   Computer Associates
          International, Inc.                           129,900      2,109,576
*<F6>   Compuware Corp.                                 129,900        570,261
*<F6>   DST System, Inc.                                129,900      3,987,930
*<F6>   Electronic Arts, Inc.                           129,900      7,699,173
*#      Mentor Graphics Corporation                     129,900      1,353,558
<F6><F7>
        Microsoft Corporation                           129,900      3,321,543
*<F6>   Network Associates                              129,900      1,484,757
*<F6>   Novell, Inc.                                    129,900        357,225
*<F6>   Oracle Corporation                              129,900      1,543,212
*#      PeopleSoft, Inc.                                129,900      1,952,397
<F6><F7>
#<F7>   SAP AG - ADR                                    129,900      3,313,749
*<F6>   Siebel Systems, Inc.                            129,900      1,126,233
*<F6>   Sybase, Inc.                                    129,900      1,662,720
*#      Symantec Corporation                            129,900      5,709,105
<F6><F7>
*<F6>   Synopsys, Inc.                                  129,900      6,318,336
                                                                   -----------
                                                                    55,877,784
                                                                   -----------

WIRELESS TELECOMMUNICATIONS -- 1.9%
        Motorola, Inc.                                  129,900      1,027,509
*<F6>   Nextel Communications, Inc.                     129,900      1,921,221
#<F7>   Nokia Corp - ADR                                129,900      2,152,443
                                                                   -----------
                                                                     5,101,173
                                                                   -----------
Total Common Stocks
        (Cost $543,882,800)                                        272,061,131
                                                                   -----------

SHORT-TERM INVESTMENTS -- 23.8%
COMMERCIAL PAPER -- 3.9%
\<F8>   Four Winds Funding                            5,317,806      5,317,577
\<F8>   WGL Holding, Inc.                             5,317,806      5,317,592
                                                                   -----------
                                                                    10,635,169
                                                                   -----------

FLOATING RATE NOTES -- 8.6%
\<F8>   Amex Centurion Bank
          Medium Term Note                            3,323,629      3,325,954
\<F8>   American Honda Finance                        6,647,259      6,645,264
\<F8>   Bears Stearns Co.
          Medium Term Note                            3,323,629      3,323,629
\<F8>   Comerica Bank FCD                             3,323,629      3,322,964
\<F8>   Washington Mutual Bank FA FCD                 6,647,258      6,647,259
                                                                   -----------
                                                                    23,265,070
                                                                   -----------

REPURCHASE AGREEMENTS -- 11.1%
\<F8>   Bank of America Sec. LLC
          Triparty Repurchase Agreement              16,483,863     16,483,863
\<F8>   Lehman Brothers Triparty
          Repurchase Agreement                       13,632,088     13,632,088
                                                                   -----------
                                                                    30,115,951
                                                                   -----------

MONEY MARKET -- 0.2%
        Highmark Diversified Money
          Market Fund, Fiduciary Shares                 608,752        608,752
                                                                   -----------
Total Short-Term Investments                                        64,624,942
                                                                   -----------
TOTAL INVESTMENTS -- 123.8%                                        336,686,073
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (23.6)%                                    (64,016,190)
OTHER LIABILITIES,
  LESS ASSETS -- (0.2)%                                               (628,868)
                                                                   -----------
NET ASSETS -- 100.0%                                              $272,041,015
                                                                   -----------
                                                                   -----------

*<F6>   Non-income producing
#<F7>   Loaned securities
\<F8> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                    DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2003 (UNAUDITED)

                                                         NUMBER       MARKET
                                                        OF SHARES      VALUE
                                                        ---------     ------

COMMON STOCKS -- 99.8%

ADVANCED MEDICAL EQUIPMENT -- 10.8%
        Beckman Coulter, Inc.                             3,215    $   124,967
#<F10>  Biomet, Inc.                                      8,673        264,180
        DENTSPLY International, Inc.                      3,521        131,861
*<F9>   Edwards Lifesciences Corporation                  3,418         98,678
        Guidant Corporation                               9,615        374,889
        Medtronic, Inc.                                  22,120      1,056,009
*<F9>   St. Jude Medical, Inc.                            6,012        315,389
        Stryker Corporation                               4,589        307,509
*<F9>   Varian Medical Systems, Inc.                      3,057        164,650
*<F9>   Zimmer Holdings, Inc.                             6,527        306,116
                                                                   -----------
                                                                     3,144,248
                                                                   -----------

BIOTECHNOLOGY -- 18.5%
*#      Affymetrix, Inc.                                  3,427         63,571
<F9><F10>
*<F9>   Amgen, Inc.                                      20,245      1,241,221
*<F9>   Amylin Pharmaceuticals, Inc.                      4,910         94,026
        Applera Corporation -
        Applied Biosystems Group                          9,497        166,482
*#      Biogen, Inc.                                      5,974        226,952
<F9><F10>
*<F9>   Celgene Corporation                               4,030        107,238
*<F9>   Charles River Laboratories
          International, Inc.                             2,767         75,124
*#      Chiron Corporation                                4,621        188,675
<F9><F10>
*<F9>   Covance Inc.                                      3,752         66,523
*<F9>   Enzon Pharmaceuticals, Inc.                       3,379         46,360
*#      Genentech, Inc.                                   7,553        286,938
<F9><F10>
*<F9>   Genzyme Corporation -
          General Division                                7,574        305,081
*#      Gilead Sciences, Inc.                             6,721        310,107
<F9><F10>
*<F9>   Human Genome Sciences, Inc.                       7,393         86,424
*<F9>   ICOS Corporation                                  3,797        101,570
*#      IDEC Pharmaceuticals Corporation                  6,325        207,144
<F9><F10>
*<F9>   IDEXX Laboratories, Inc.                          2,185         85,215
        IMS Health Incorporated                          10,840        166,936
*<F9>   Invitrogen Corporation                            2,879         94,143
*<F9>   Laboratory Corporation
          of America Holdings                             6,385        188,102
*<F9>   Non-income producing
*<F9>   MedImmune, Inc.                                   8,296        292,600
*<F9>   Millennium Pharmaceuticals, Inc.                 13,504        148,544
        Monsanto Company                                 11,188        194,671
*<F9>   Neurocrine Biosciences, Inc.                      1,797         81,314
*<F9>   Pharmaceutical Product
          Development, Inc.                               2,978         77,934
*<F9>   Protein Design Labs, Inc.                         6,518         64,724
*#      Quest Diagnostics Incorporated                    3,341        199,625
<F9><F10>
*<F9>   Quintiles Transnational Corporation               6,471         90,918
*#      Techne Corporation                                2,965         65,853
<F9><F10>
*<F9>   Vertex Pharmaceuticals Incorporated               5,271         63,621
                                                                   -----------
                                                                     5,387,636
                                                                   -----------

HEALTH CARE PROVIDERS -- 16.4%
*<F9>   Accredo Health, Incorporated                      3,681         54,368
*<F9>   AdvancePCS                                        3,699        111,192
        Aetna Inc.                                        5,350        266,430
*<F9>   Anthem, Inc.                                      4,652        319,313
*<F9>   Apria Healthcare Group Inc.                       3,379         79,238
*<F9>   Caremark Rx, Inc.                                10,627        211,584
        CIGNA Corporation                                 5,118        267,671
*<F9>   Coventry Health Care, Inc.                        2,430         99,193
*<F9>   DaVita, Inc.                                      3,783         78,005
*#      Express Scripts, Inc. - Class A                   2,795        164,793
<F9><F10>
*<F9>   First Health Group Corp.                          4,718        118,186
        HCA-The Healthcare Company                       14,046        450,877
        Health Management Associates,
          Inc.-Class A                                    9,719        165,806
*<F9>   Health Net Inc.                                   5,690        148,452
*<F9>   Humana Inc.                                       9,162        101,240
*<F9>   Lincare Holdings Inc.                             4,917        149,329
*<F9>   Manor Care, Inc.                                  5,188        100,907
*<F9>   Mid Atlantic Medical Services, Inc.               2,585        112,577
#<F10>  Omnicare, Inc.                                    4,723        125,254
*<F9>   Oxford Health Plans, Inc.                         4,240        124,105
*<F9>   Renal Care Group, Inc.                            2,864         92,794
*<F9>   Tenet Healthcare Corporation                     17,010        252,428
*<F9>   Triad Hospitals, Inc.                             4,250         93,542
        UnitedHealth Group Incorporated                   7,046        649,148
*<F9>   Universal Health Services,
          Inc. - Class B                                  2,829        109,397
*<F9>   Wellpoint Health Networks Inc.                    4,628        351,450
                                                                   -----------
                                                                     4,797,279
                                                                   -----------

MEDICAL SUPPLIES -- 10.7%
        Abbott Laboratories                              26,720      1,085,634
*<F9>   Alcon, Inc.                                       3,545        156,157
*<F9>   Apogent Technologies Inc.                         5,644         96,964
        Bausch & Lomb Incorporated                        2,849        100,171
        Baxter International Inc.                        18,277        420,371
        Becton Dickinson and Company                      8,777        310,706
*#      Boston Scientific Corporation                     8,832        380,218
<F9><F10>
        C. R. Bard, Inc.                                  2,396        151,858
*<F9>   Cytyc Corporation                                 6,346         83,767
        Hillenbrand Industries, Inc.                      2,785        138,972
*#      Patterson Dental Company                          3,188        128,062
<F9><F10>
*<F9>   STERIS Corporation                                3,679         83,513
                                                                   -----------
                                                                     3,136,393
                                                                   -----------

PHARMACEUTICAL -- 43.4%
        Allergan, Inc.                                    4,297        301,864
*<F9>   Andrx Group                                       4,450         71,823
*#      Barr Laboratories, Inc.                           2,339        130,048
<F9><F10>
        Bristol-Myers Squibb Company                     38,942        994,579
*<F9>   Cephalon, Inc.                                    2,903        118,559
#<F10>  Eli Lilly and Company                            17,629      1,125,083
*#      Forest Laboratories, Inc.                         9,478        490,202
<F9><F10>
        ICN Pharmaceuticals, Inc.                         6,266         54,828
*#      IVAX Corporation                                  8,181        131,469
<F9><F10>
        Johnson & Johnson                                37,630      2,120,827
*<F9>   King Pharmaceuticals, Inc.                       11,073        139,631
*<F9>   Medicis Pharmaceutical Corporation                1,581         91,129
        Merck & Company, Inc.                            31,065      1,807,362
        Mylan Laboratories Inc.                           7,434        210,159
*#      NPS Pharmaceuticals, Inc.                         2,770         52,768
<F9><F10>
        Pfizer Inc.                                      86,706      2,666,222
*<F9>   Pharmaceutical Resources, Inc.                    1,850         81,308
        Schering-Plough Corporation                      34,817        630,187
*<F9>   Sepracor Inc.                                     5,019         96,114
*<F9>   SICOR Inc.                                        4,713         84,504
*<F9>   Watson Pharmaceuticals, Inc.                      4,969        144,449
        Wyeth                                            25,778      1,122,116
                                                                   -----------
                                                                    12,665,231
                                                                   -----------
Total Common Stocks
        (Cost $32,681,528)                                          29,130,787
                                                                   -----------

SHORT-TERM INVESTMENTS -- 15.7%

COMMERCIAL PAPER -- 2.4%
\<F11>  Four Winds Funding                              355,281        355,266
\<F11>  WGL Holding, Inc.                               355,281        355,267
                                                                   -----------
                                                                       710,533
                                                                   -----------

FLOATING RATE NOTES -- 5.3%
\<F11>  Amex Centurion Bank
          Medium Term Note                              222,051        222,206
\<F11>  American Honda Finance                          444,101        443,968
\<F11>  Bears Stearns Co. Medium Term Note              222,051        222,051
\<F11>  Comerica Bank FCD                               222,051        222,006
\<F11>  Washington Mutual Bank FA FCD                   444,101        444,101
                                                                   -----------
                                                                     1,554,332
                                                                   -----------

REPURCHASE AGREEMENTS -- 6.9%
\<F11>  Bank of America Sec LLC Triparty
          Repurchase Agreement                        1,101,282      1,101,282
\<F11>  Lehman Brothers Triparty
          Repurchase Agreement                          910,756        910,756
                                                                   -----------
                                                                     2,012,038
                                                                   -----------

MONEY MARKET -- 1.1%
        Highmark Diversified Money
          Market Fund, Fiduciary Shares                 319,276        319,276
                                                                   -----------
Total Short-Term Investments                                         4,596,179
                                                                   -----------
TOTAL INVESTMENTS -- 115.5%                                         33,726,966
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (14.6)%                                     (4,276,903)
OTHER LIABILITIES,
  LESS ASSETS -- (0.9)%                                               (254,291)
                                                                   -----------
NET ASSETS -- 100.0%                                               $29,195,772
                                                                   -----------
                                                                   -----------

*<F9>   Non-income producing
#<F10>  Loaned securities
\<F11> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES U.S. FINANCIAL 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2003 (UNAUDITED)

                                                         NUMBER       MARKET
                                                        OF SHARES      VALUE
                                                        ---------     ------

COMMON STOCKS -- 99.7%

BANKING -- 37.0%
        AmSouth Bancorporation                            5,795    $   121,985
        Bank of America Corporation                      18,347      1,358,595
#<F13>  Bank of New York Company, Inc.                   11,379        300,975
        Bank One Corporation                             16,042        578,314
        Banknorth Group, Inc.                             2,607         62,255
#<F13>  BB&T Corporation                                  7,122        232,177
        Comerica Incorporated                             2,851        124,047
        Compass Bancshares, Inc.                          2,192         73,914
        Fifth Third Bancorp                               6,900        340,101
        First Tennessee National Corporation              2,126         93,119
        FleetBoston Financial Corporation                14,922        395,731
        Huntington Bancshares Incorporated                3,987         77,587
        J.P. Morgan Chase & Co.                          26,463        776,689
        KeyCorp.                                          6,697        161,465
        M&T Bank Corporation                              1,418        119,778
        Marshall & Ilsley Corporation                     3,385         99,587
        Mercantile Bankshares Corporation                 1,246         47,772
        National City Corporation                         9,090        272,336
        National Commerce
          Financial Corporation                           3,549         72,187
        North Fork Bancorporation, Inc.                   2,744         88,796
        Northern Trust Corporation                        3,199        112,285
        PNC Financial Services Group                      4,386        192,545
        Popular, Inc.                                     2,098         76,661
        Regions Financial Corporation                     3,610        121,693
        SouthTrust Corporation                            5,500        147,736
#<F13>  SunTrust Banks, Inc.                              3,729        213,373
#<F13>  Synovus Financial Corp.                           4,538         88,355
        TCF Financial Corporation                         1,252         49,579
        U.S. Bancorp                                     26,160        579,444
        Union Planters Corporation                        3,321         94,781
        Wachovia Corporation                             18,196        695,269
        Wells Fargo & Company                            21,458      1,035,563
        Zions Bancorporation                              1,568         77,255
                                                                   -----------
                                                                     8,881,949
                                                                   -----------

DIVERSIFIED FINANCIAL -- 22.7%
        American Express Company                         15,714        594,932
        Capital One Financial Corporation                 3,633        152,114
        CIT Group, Inc.                                   3,689         75,145
        Citigroup Inc.                                   59,075      2,318,694
#<F13>  Countrywide Financial Corporation                 2,047        138,377
        Fannie Mae                                       12,724        921,090
        Freddie Mac                                       9,496        549,818
        John Hancock Financial Services, Inc.             4,630        134,363
        MBNA Corporation                                 16,642        314,534
        SLM Corporation                                   2,287        256,144
                                                                   -----------
                                                                     5,455,211
                                                                   -----------

INSURANCE FULL-LINE -- 7.8%
        American International Group, Inc.               27,704      1,605,447
        Aon Corporation                                   4,528        100,340
        Hartford Financial
          Services Group, Inc.                            4,070        165,893
                                                                   -----------
                                                                     1,871,680
                                                                   -----------

INSURANCE: LIFE -- 4.1%
        AFLAC Inc.                                        7,668        250,820
        Jefferson-Pilot Corporation                       2,402         96,296
        Lincoln National Corporation                      2,975         95,081
#<F13>  MetLife, Inc.                                     4,750        136,468
        Prudential Financial, Inc.                        8,451        270,178
        Torchmark Corporation                             2,027         78,546
        UnumProvident Corporation                         3,948         45,402
                                                                   -----------
                                                                       972,791
                                                                   -----------

INSURANCE: PROP/CASUALTY -- 9.9%
        ACE Limited                                       4,241        140,292
        The Allstate Corporation                          9,519        359,723
        Ambac Financial Group, Inc.                       1,759        102,638
        The Chubb Corporation                             2,755        145,712
        Cincinnati Financial Corporation                  2,387         87,961
        Everest Re Group, Ltd.                              907         63,173
        Loews Corporation                                 2,273         93,807
        Marsh & McLennan Cos                              7,716        367,899
        MBIA, Inc.                                        2,409        107,682
        MGIC Investment Corporation                       1,722         78,282
        Old Republic
          International Corporation                       2,009         61,475
        The Progressive Corporation                       2,949        200,532
        Radian Group Inc.                                 1,638         65,029
        SAFECO Corporation                                2,317         89,228
        The St. Paul Companies, Inc.                      3,667        125,925
#<F13>  Travelers Property
          Casualty Corporation Class A                    7,434        120,654
        XL Capital Ltd. Class A                           2,142        176,287
                                                                   -----------
                                                                     2,386,299
                                                                   -----------

REAL ESTATE -- 3.3%
        Apartment Investment & Management
          Company - Class A                               1,542         58,226
        Archstone Communities Trust                       2,975         67,830
        Avalonbay Communities, Inc.                       1,070         42,682
        Boston Properties, Inc.                           1,520         59,584
        Duke-Weeks Realty Corporation                     2,212         60,609
        Equity Office Properties Trust                    6,460        167,766
        Equity Residential                                4,442        115,092
        Plum Creek Timber Company, Inc.                   3,186         74,106
        ProLogis Trust                                    2,618         67,387
        Simon Property Group, Inc.                        2,144         78,728
                                                                   -----------
                                                                       792,010
                                                                   -----------

SAVINGS & LOAN -- 3.8%
        Charter One Financial, Inc.                       3,746        108,821
        Golden West Financial Corporation                 2,086        157,326
        Greenpoint Financial Corp.                        1,429         68,249
        Sovereign Bancorp, Inc.                           4,542         70,174
        Washington Mutual, Inc.                          12,871        508,405
                                                                   -----------
                                                                       912,975
                                                                   -----------

INVESTMENT SERVICES -- 11.1%
        A.G. Edwards, Inc.                                1,453         43,343
        The Bear Stearns Companies Inc.                   1,547        103,401
        The Charles Schwab Corporation                   16,398        141,515
        Federated Investors, Inc. - Class B               1,806         49,286
        Franklin Resources, Inc.                          2,445         85,282
        The Goldman Sachs Group, Inc.                     3,569        270,887
        Janus Capital Group, Inc.                         3,995         55,531
        Legg Mason, Inc.                                  1,131         61,413
#<F13>  Lehman Brothers Holdings Inc.                     3,669        231,037
        Mellon Financial Corporation                      6,776        179,225
        Merrill Lynch & Co., Inc.                        11,554        474,292
        Morgan Stanley Dean Witter & Co.                 13,407        599,963
        Principal Financial Group, Inc.                   4,410        128,331
        State Street Corporation                          5,188        181,736
        T. Rowe Price Group Inc.                          2,151         65,649
                                                                   -----------
                                                                     2,670,891
                                                                   -----------
Total Common Stocks
  (Cost $26,000,006)                                                23,943,806
                                                                   -----------

SHORT-TERM INVESTMENTS -- 6.1%
COMMERCIAL PAPER -- 1.0%
\<F14>  Four Winds Funding                              120,965        120,960
\<F14>  WGL Holding, Inc.                               120,965        120,960
                                                                   -----------
                                                                       241,920
                                                                   -----------

FLOATING RATE NOTES -- 2.2%
\<F14>  Amex Centurion Bank
          Medium Term Note                               75,603         75,655
\<F14>  American Honda Finance                          151,206        151,161
\<F14>  Bears Stearns Co. Medium Term Note               75,603         75,603
\<F14>  Comerica Bank FCD                                75,603         75,588
\<F14>  Washington Mutual Bank FA FCD                   151,206        151,206
                                                                   -----------
                                                                       529,213
                                                                   -----------

REPURCHASE AGREEMENTS -- 2.8%
\<F14>  Bank of America Sec LLC Triparty
          Repurchase Agreement                          374,961        374,961
\<F14>  Lehman Brothers Triparty
          Repurchase Agreement                          310,091        310,091
                                                                   -----------
                                                                       685,052
                                                                   -----------

MONEY MARKET -- 0.1%
        Highmark Diversified Money
          Market Fund, Fiduciary Shares                  17,903         17,903
                                                                   -----------
Total Short-Term Investments                                         1,474,088
                                                                   -----------
TOTAL INVESTMENTS -- 105.8%                                         25,417,894
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (6.0)%                                      (1,456,185)
OTHER ASSETS,
  LESS LIABILITIES -- 0.2%                                              57,990
                                                                   -----------
NET ASSETS -- 100.0%                                               $24,019,699
                                                                   -----------
                                                                   -----------

*<F12>  Non-income producing
#<F13>  Loaned securities
\<F14> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                              MANAGED GROWTH FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2003 (UNAUDITED)

                                                         NUMBER       MARKET
                                                       OF SHARES       VALUE
                                                       ---------      ------

COMMON STOCKS -- 100.1%

AUTOS & TRANSPORTATION -- 13.4%
        C.H. Robinson Worldwide, Inc.                    24,800    $   912,392
        Expeditors International
          of Washington, Inc.                            32,300      1,174,396
*<F15>  Gentex Corporation                               31,000        936,200
#<F16>  Harley-Davidson, Inc.                            24,650      1,095,446
        Southwest Airlines Co.                           56,805        906,608
                                                                   -----------
                                                                     5,025,042
                                                                   -----------

CONSUMER DISCRETIONARY -- 29.9%
*<F15>  Bed Bath & Beyond Inc.                           27,300      1,078,623
*<F15>  Chico's FAS, Inc.                                23,700        576,858
        Cintas Corporation                               15,690        563,271
*<F15>  Coach, Inc.                                      16,000        696,160
*<F15>  Electronic Arts Inc.                             18,000      1,066,860
#<F16>  Fastenal Company                                 30,140      1,042,542
*#      Kohl's Corporation                               20,030      1,137,704
<F15><F16>
*#      O'Reilly Automotive, Inc.                        29,100        863,106
<F15><F16>
*#      P.F. Chang's China Bistro, Inc.                  14,700        615,930
<F15><F16>
*#      Panera Bread Company                             18,700        636,361
<F15><F16>
        Ruby Tuesday, Inc.                               41,500        817,550
*<F15>  Starbucks Corporation                            37,300        876,177
*#      Whole Foods Market, Inc.                         20,300      1,205,008
<F15><F16>
                                                                   -----------
                                                                    11,176,150
                                                                   -----------

CONSUMER NONDURABLES -- 2.1%
        Valspar Corporation                              17,800        768,782
                                                                   -----------

FINANCIAL SERVICES -- 18.0%
        Brown & Brown                                    24,090        861,699
#<F16>  Commerce Bancorp, Inc.                           13,400        544,978
#<F16>  FactSet Research Systems Inc.                    24,000        835,200
*<F15>  Fiserv, Inc.                                     34,250      1,008,320
        Investors Financial Services Corp.               21,400        466,734
#<F16>  Paychex, Inc.                                    20,712        644,972
        SEI Investments Company                          20,700        545,031
*<F15>  SunGard Data Systems, Inc.                       43,930        944,495
        TCF Financial Corporation                        22,800        902,880
                                                                   -----------
                                                                     6,754,309
                                                                   -----------

HEALTH CARE -- 20.4%
#<F16>  Cardinal Health, Inc.                            11,450        632,956
*<F15>  First Health Group Corp.                         29,500        738,975
*#      Forest Laboratories, Inc.                        19,100        987,852
<F15><F16>
        Health Management Associates,
          Inc. - Class A                                 54,500        929,770
*<F15>  IDEXX Laboratories, Inc.                          9,350        364,650
*<F15>  MedImmune, Inc.                                  19,100        673,657
*#      Patterson Dental Company                         23,840        957,653
<F15><F16>
        Stryker Corporation                              14,200        951,542
        UnitedHealth Group Incorporated                   7,580        698,345
        Varian Medical Systems, Inc.                     13,300        716,338
                                                                   -----------
                                                                     7,651,738
                                                                   -----------

OTHER ENERGY -- 5.0%
        Apache Corporation                               15,540        889,665
*<F15>  BJ Services Company                              26,900        982,119
                                                                   -----------
                                                                     1,871,784
                                                                   -----------

PRODUCER DURABLES -- 1.9%
        Donaldson Company, Inc.                          17,900        714,568
                                                                   -----------

TECHNOLOGY -- 9.4%
*<F15>  CDW Computer Centers, Inc.                       17,500        746,200
*<F15>  Intuit Inc.                                      19,500        756,210
        Linear Technology Corporation                    26,300        906,561
*<F15>  Zebra Technologies Corporation                   16,700      1,113,389
                                                                   -----------
                                                                     3,522,360
                                                                   -----------
Total Common Stocks
  (Cost $33,980,210)                                                37,484,734

                                                                   -----------

SHORT-TERM INVESTMENTS -- 27.1%

COMMERCIAL PAPER -- 4.6%
\<F17>  Four Winds Funding                              841,584        841,548
\<F17>  WGL Holding, Inc.                               841,584        841,550
                                                                   -----------
                                                                     1,683,098
                                                                   -----------

FLOATING RATE NOTES -- 9.8%
\<F17>  Amex Centurion Bank
          Medium Term Note                              525,990        526,358
\<F17>  American Honda Finance                        1,051,980      1,051,665
\<F17>  Bears Stearns Co. Medium Term Note              525,990        525,990
\<F17>  Comerica Bank FCD                               525,990        525,885
\<F17>  Washington Mutual Bank FA FCD                 1,051,980      1,051,980
                                                                   -----------
                                                                     3,681,878
                                                                   -----------

REPURCHASE AGREEMENTS -- 12.7%
\<F17>  Bank of America Sec. LLC
          Triparty Repurchase Agreement               2,608,700      2,608,700
\<F17>  Lehman Brothers Triparty
          Repurchase Agreement                        2,157,384      2,157,384
                                                                   -----------
                                                                     4,766,084
                                                                   -----------

MONEY MARKET -- 0.0%
        Highmark Diversified Money Market
          Fund, Fiduciary Shares                         11,764         11,764
                                                                   -----------
Total Short-Term Investments                                        10,142,824
                                                                   -----------
TOTAL INVESTMENTS -- 127.2%                                         47,627,557
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (27.1)%                                    (10,131,060)
OTHER LIABILITIES,
  LESS ASSETS -- (0.1)%                                                (48,909)
                                                                   -----------
NET ASSETS -- 100.0%                                               $37,447,588
                                                                   -----------
                                                                   -----------

*<F15>  Non-income producing
#<F16>  Loaned securities
\<F17> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                                TAX-EXEMPT FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2003 (UNAUDITED)

   NUMBER
 OF SHARES                                                                                      S&P       MOODY'S        MARKET
OR PAR VALUE                            DESCRIPTION                                           RATING       RATING        VALUE
-----------                             -----------                                           ------       ------        ------

LONG-TERM TAX-EXEMPT SECURITIES -- 98.7%

ALABAMA -- 6.3%
  1,000,000    The Board of Trustees of Alabama Agricultural and Mechanical                     AAA         Aaa        $ 1,060,440
               University Revenue Bonds, Series 1998, 5.00%, due 11-01-2016

  1,000,000    City of Tuscaloosa, Alabama, General Obligation Bonds, Series 2000,              AA-         Aa3          1,122,710
               5.75%, due 01-01-2020

COLORADO -- 6.1%
  1,000,000    Colorado Post Secondary Educational Facilities Authority Revenue                 AAA          A2          1,013,040
               Refunding Bonds, (University of Denver Project), 6.00%, due 03-01-2016

  1,000,000    City of Westminster, Colorado, Sales and Use Tax Revenue Refunding               AA           NR          1,117,810
               and Improvement Bonds, Series 1997A, 5.60%, due 12-01-2016

CONNECTICUT -- 3.4%
  1,000,000    City of New Haven, Connecticut, General Obligation Bonds Issue of 2000,          AAA         Aaa          1,184,890
               Series B, 5.75%, Prerefunded 11-01-2009 at 101

ILLINOIS -- 7.6%
  1,000,000    Public Building Commission of Chicago Building Revenue Bonds,                    AAA         Aaa          1,318,860
               Series A of 1990, (Board of Education of the City of Chicago), 7.00%,
               due 01-01-2020

  1,000,000    Community Unit School District Number 116, Lake County, Illinois,                AAA         Aaa          1,340,650
               (Round Lake) School Bonds, Series 1996, 7.60%, due 02-01-2014

INDIANA -- 11.0%
  1,500,000    Indiana State Office Building Commission Capitol Complex Revenue                 AAA         Aaa          1,978,770
               Bonds, Series 1990A, (Senate Avenue Parking Facility), 7.40%,
               due 07-01-2015

  1,500,000    The Indianapolis Local Public Improvement Bond Bank, Series 1992D                AA           NR          1,855,875
               Bonds, 6.75%, due 02-01-2014

MAINE -- 3.0%
  1,000,000    Maine Turnpike Authority Special Obligation Refunding Bonds,                     AAA         Aaa          1,054,460
               Series 1998, 5.00%, due 07-01-2018

MASSACHUSETTS -- 6.3%
  1,000,000    City of Springfield, Massachusetts, General Obligation State Qualified           AAA         Aaa          1,058,990
               Municipal Purpose Loan of 1998 Bonds, 5.00%, due 11-15-2018

  1,000,000    Town of Sterling, Massachusetts, General Obligation School                       NR          Aaa          1,147,140
               Construction Bonds Unlimited Tax, 6.00%, due 02-15-2020MICHIGAN -- 11.1%

    500,000    City of Detroit, Michigan, General Obligation Unlimited Tax,                     AAA         Aaa            548,395
               Series A-1, 5.375%, due 04-01-2017

  1,000,000    Dexter Community Schools, Counties of Washtenaw and Livingston,                  AAA         Aaa          1,113,470
               State of Michigan, 1998 School Building and Site Bonds, (Unlimited
               Tax General Obligation), 5.10%, due 05-01-2018

  1,000,000    Board of Control of Northern Michigan University, General Revenue                AAA         Aaa          1,041,310
               Bonds, Series 1997, 5.125%, due 12-01-2020

  1,000,000    West Bloomfield, Michigan, School District General Obligation Bond,              AAA         Aaa          1,174,350
               5.85%, Prerefunded 05-01-2010 at 100

MINNESOTA -- 3.1%
  1,000,000    Minnesota Public Facilities Authority Water Pollution Control Revenue            AAA         Aaa          1,091,890
               Bonds, Series 2000A, 5.125%, due 03-01-2014

MISSOURI -- 4.9%
    550,000    State Environmental Improvement and Energy Resources Authority,                  NR          Aaa            622,275
               (State of Missouri), Water Pollution Control and Drinking Water
               Revenue Bonds, Series 2000B, 5.625%, due 07-01-2015

  1,000,000    State Environmental Improvement and Energy Resources Authority,                  NR          Aaa          1,094,780
               (State of Missouri), Water Pollution Control & Drinking Water
               Revenue Bonds, Series 1999A, 5.25%, due 01-01-2014

OKLAHOMA -- 3.5%
  1,000,000    Tulsa Industrial Authority Revenue and Refunding Bonds, (The                     AAA         Aaa          1,216,330
               University of Tulsa), Series 1996A, 6.00%, due 10-01-2016

PENNSYLVANIA -- 5.2%
    700,000    Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,                  AAA         Aaa            769,356
               5.50%, due 08-01-2014

  1,000,000    Public Auditorium Authority of Pittsburgh and Allegheny County,                  AAA         Aaa          1,055,850
               (Allegheny County, Pennsylvania), Hotel Room Excise Tax Revenue
               Bonds, Series of 1999, 5.00%, due 02-01-2017

SOUTH CAROLINA -- 3.0%
  1,000,000    City of Spartanburg, South Carolina, Water System Refunding                      AAA         Aaa          1,047,540
               Revenue Bonds, Series 1997, 5.00%, due 06-01-2019

TENNESSEE -- 6.0%
  1,000,000    Harpeth Valley Utilities District of Davidson and Williamson Counties,           AAA         Aaa          1,042,250
               Tennessee, Utilities Improvement Revenue Bonds, Series 1998, 5.05%,
               due 09-01-2020

  1,000,000    Shelby County, Tennessee, General Obligation Public Improvement and              AA+         Aa2          1,043,840
               School Bonds, 2001 Series A, 5.00%, due 04-01-2020

TEXAS -- 6.3%
  1,000,000    City of San Antonio, Texas, (Bexar County), Water System Revenue and             AA-         Aa3          1,144,720
               Refunding Bonds, Series 1999, 5.75%, due 05-15-2013

  1,000,000    Texas Water Development Board, State Revolving Fund Senior Lien                  AAA         Aaa          1,039,460
               Revenue Bonds Program, Series 1997B, 5.00%, due 07-15-2019

WASHINGTON -- 3.1%
  1,000,000    The City of Seattle, Washington, Water System Revenue Bonds, 1999,               AA          Aa2          1,079,760
               5.25%, due 03-01-2013

WISCONSIN -- 5.6%
  1,300,000    Marinette County, Wisconsin, General Obligation Refunding Bonds,                 NR          Aaa          1,545,518
               6.50%, due 09-01-2018

    400,000    School District of Waupun, Dodge and Fond du Lac Counties, Wisconsin,            NR          Aaa            410,888
               General Obligation Refunding Bonds, 4.75%, due 04-01-2018

WYOMING -- 3.2%
  1,000,000    The Trustees of the University of Wyoming Facilities Improvement                 AAA         Aaa          1,095,810
               and Refunding Revenue Bonds, Series 1999, 5.50%, due 06-01-2019                                         -----------

Total Long-Term Tax-Exempt Securities (Cost $31,724,163)                                                                34,431,427
                                                                                                                       -----------

SHORT-TERM INVESTMENTS -- 0.1%

MONEY MARKET
     41,775    AIM Tax-Free Investments Co. - Cash Reserve Portfolio, Private Class                                         41,775
                                                                                                                       -----------

Total Short-Term Investments                                                                                                41,775
                                                                                                                       -----------

TOTAL INVESTMENTS -- 98.8%                                                                                              34,473,202
OTHER ASSETS, LESS LIABILITIES -- 1.2%                                                                                     420,723
                                                                                                                       -----------
NET ASSETS -- 100.0%                                                                                                   $34,893,925
                                                                                                                       -----------
                                                                                                                       -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                                GOVERNMENT FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2003 (UNAUDITED)

         PRINCIPAL                                            INTEREST                        MARKET
          AMOUNT              DESCRIPTION                       RATE         MATURITY          VALUE
         ---------            -----------                     --------       --------         ------

U.S.GOVERNMENT AND AGENCY OBLIGATIONS -- 96.1%

U.S. GOVERNMENT OBLIGATIONS -- 57.0%
        $  350,000    U.S. Treasury Note                       10.375%       11/15/09      $   397,633
         1,100,000    U.S. Treasury Note                        6.000%       08/15/09        1,273,679
           350,000    U.S. Treasury Note                        8.750%       11/15/08          364,041
#<F18>   1,250,000    U.S. Treasury Note                        4.750%       11/15/08        1,359,619
           750,000    U.S. Treasury Note                        5.625%       05/15/08          847,177
#<F18>     600,000    U.S. Treasury Note                        3.000%       11/15/07          608,414
#<F18>     950,000    U.S. Treasury Note                        3.250%       08/15/07          976,199
           550,000    U.S. Treasury Note                        6.625%       05/15/07          637,742
#<F18>   2,150,000    U.S. Treasury Note                        4.375%       05/15/07        2,307,638
#<F18>     500,000    U.S. Treasury Note                        3.500%       11/15/06          521,367
#<F18>   1,175,000    U.S. Treasury Note                        4.625%       05/15/06        1,266,015
#<F18>     800,000    U.S. Treasury Note                        5.750%       11/15/05          879,468
#<F18>     500,000    U.S. Treasury Note                        1.625%       03/31/05          501,640
           300,000    U.S. Treasury Note                        1.625%       01/31/05          301,230
           700,000    U.S. Treasury Note                        7.875%       11/15/04          769,699
           500,000    U.S. Treasury Note                        5.875%       11/15/04          534,668
         2,350,000    U.S. Treasury Note                        2.250%       07/31/04        2,380,750
           750,000    U.S. Treasury Note                        7.250%       05/15/04          797,197
         1,000,000    U.S. Treasury Note                        5.875%       02/15/04        1,037,695
           375,000    U.S. Treasury Note                        4.750%       02/15/04          385,781
           500,000    U.S. Treasury Note                       11.125%       08/15/03          514,570
                                                                                           -----------
Total U.S. Government Obligations                                                           18,662,222
                                                                                           -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 39.1%
         2,350,126    Pool 3285                                 6.000%       09/20/32        2,453,482
           840,654    Pool 537873                               7.000%       01/15/31          892,031
           850,005    Pool 780747                               6.500%       03/15/28          895,918
         1,197,123    Pool 780541                               6.000%       01/15/26        1,260,663
           919,222    Pool 577416                               6.000%       01/15/17          971,901
           680,511    Pool 427544                               6.000%       12/15/16          719,711
           684,656    Pool 3088                                 6.500%       05/20/16          730,085
           158,224    Pool 3077                                 7.000%       04/02/16          169,861
           268,866    Pool 2871                                 5.500%       12/20/14          283,037
           588,604    Pool 780852                               6.500%       09/15/13          630,072
           579,356    Series 2002-4, Class PQ                   6.000%       08/16/27          591,373
           750,000    Series 2002-32, Class QB                  6.000%       03/20/26          761,747
           679,931    Series 2002-47, Class TJ                  5.500%       03/20/26          700,319
           750,000    Series 2002-41, Class PH                  5.750%       02/20/26          780,187
           956,464    Series 1998-25, Class B                   6.500%       07/20/25          963,936
                                                                                           -----------
Total Agency Obligations                                                                    12,804,323
                                                                                           -----------
Total U.S. Government and Agency Obligations (Cost $30,560,267)                             31,466,545
                                                                                           -----------
SHORT-TERM INVESTMENTS -- 22.2%

COMMERCIAL PAPER -- 3.2%
\<F19>     526,363    Four Winds Funding                                                       526,340
\<F19>     526,363    WGL Holding, Inc.                                                        526,341
                                                                                           -----------
                                                                                             1,052,681
                                                                                           -----------

FLOATING RATE NOTES -- 7.0%
\<F19>     328,977    Amex Centurion Bank Medium Term Note                                     329,207
\<F19>     657,953    American Honda Finance                                                   657,756
\<F19>     328,977    Bears Stearns Co. Medium Term Note                                       328,977
\<F19>     328,977    Comerica Bank FCD                                                        328,911
\<F19>     657,953    Washington Mutual Bank FA FCD                                            657,953
                                                                                           -----------
                                                                                             2,302,804
                                                                                           -----------

REPURCHASE AGREEMENTS -- 9.1%
\<F19>   1,631,592    Bank of America Sec. LLC Triparty Repurchase Agreement                 1,631,592
\<F19>   1,349,319    Lehman Brothers Triparty Repurchase Agreement                          1,349,319
                                                                                           -----------
                                                                                             2,980,911
                                                                                           -----------

MONEY MARKET -- 2.9%
            49,376    Highmark 100% Treasury Money Market Fund Fiduciary Shares                961,888
                                                                                           -----------
Total Short-Term Investments                                                                 7,298,284
                                                                                           -----------
TOTAL INVESTMENTS -- 118.3%                                                                 38,764,829
LESS COLLATERAL HELD FOR SECURITIES ON LOAN -- (19.3)%                                      (6,336,396)
OTHER ASSETS, LESS LIABILITIES -- 1.0%                                                         326,964
                                                                                           -----------
NET ASSETS -- 100.0%                                                                       $32,755,397
                                                                                           -----------
                                                                                           -----------

<F18>   Loaned securities
<F19>   Security  purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                           APRIL 30, 2003 (UNAUDITED)

                                                                DOW JONES     DOW JONES
                                                                   U.S.          U.S.
                                     S&P 100     PSE TECH 100  HEALTH CARE    FINANCIAL      MANAGED
                                      PLUS           INDEX       100 PLUS      100 PLUS      GROWTH      TAX-EXEMPT    GOVERNMENT
                                  ------------   ------------  -----------   -----------   -----------   -----------  -----------
ASSETS:

Investments:
   Cost basis
     of investments               $208,580,854   $608,507,742   $37,277,707  $27,474,094   $44,123,034   $31,765,938   $37,858,551
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
   Long-term investments
     in securities at value       $199,336,594   $272,061,131   $29,130,787  $23,943,806   $37,484,733   $34,431,427   $31,466,545
   Short-term
     investments                    10,355,284     64,624,942     4,596,179    1,474,088    10,142,824        41,775     7,298,284
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Total investments
         (See Schedule of
         Investments)              209,691,878    336,686,073    33,726,966   25,417,894    47,627,557    34,473,202    38,764,829
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

Receivables:
   Capital shares sold                  97,797        723,936       115,231       95,826       108,493            --        44,657
   Dividends and interest              185,553         39,142        25,970       24,979        13,266       527,253       390,671
   Investments sold                         --             --       109,638           --            --            --            --
   Due from broker                       2,927          2,363        12,766       12,734            --            --            --
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Total receivables               286,277        765,441       263,605      133,539       121,759       527,253       435,328
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
Other assets                             7,787         10,250         1,032          875         1,400         1,301         1,195
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
   Total assets                   $209,985,942   $337,461,764   $33,991,603  $25,552,308   $47,750,716   $35,001,756   $39,201,352
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                           APRIL 30, 2003 (UNAUDITED)

                                                                DOW JONES     DOW JONES
                                                                   U.S.          U.S.
                                     S&P 100     PSE TECH 100  HEALTH CARE    FINANCIAL      MANAGED
                                      PLUS           INDEX       100 PLUS      100 PLUS      GROWTH      TAX-EXEMPT    GOVERNMENT
                                  ------------   ------------  -----------   -----------   -----------   -----------  -----------
LIABILITIES:
Payables:
   Capital shares redeemed        $    184,123   $    486,102   $    35,180  $    31,070   $   101,105   $        --   $    28,221
   Distributions
     to shareholders                        --             --            --           --            --        32,285        18,869
   Management fees                      61,795         65,226        12,065        9,990        21,723        16,530        15,547
   Broker service fees                  61,559         95,871        11,614        9,000        13,214         7,359         7,947
   Distribution fees                    11,343         19,413         2,771        2,038         2,898            --           546
   Other accrued expenses              254,455        526,388        33,642       24,326        33,128        51,657        37,439
   Collateral on securities
     loaned at value                10,087,922     64,016,190     4,276,903    1,456,185    10,131,060            --     6,336,396
   Investments purchased                    --        211,559       423,627           --            --            --            --
   Other liabilities                        75             --            29           --            --            --           990
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Total liabilities            10,661,272     65,420,749     4,795,831    1,532,609    10,303,128       107,831     6,445,955
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

NET ASSETS:
Capital stock                      203,807,034    560,712,181    33,207,077   26,432,008    39,317,196    35,443,613    34,221,946
Undistributed net
  investment income(losses)            407,668     (1,548,977)      (42,369)      58,400      (277,763)        6,244       (49,604)
Undistributed net
  realized (losses)
  on investments                    (6,001,056)   (15,300,520)     (418,195)    (414,509)   (5,096,368)   (3,263,196)   (2,323,223)
Net unrealized
  appreciation (depreciation)
  on investments                     1,111,024   (271,821,669)   (3,550,741)  (2,056,200)    3,504,523     2,707,264       906,278
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Total net assets            199,324,670    272,041,015    29,195,772   24,019,699    37,447,588    34,893,925    32,755,397
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Total liabilities and
         net assets               $209,985,942   $337,461,764   $33,991,603  $25,552,308   $47,750,716   $35,001,756   $39,201,352
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

NET ASSET VALUE,OFFERING
  PRICE AND REDEMPTION
  PROCEEDS PER SHARE
Class A
   Net Asset Value                $144,884,454   $184,445,855   $14,444,164  $13,148,895   $22,795,476   $34,893,925   $29,728,026
   Shares Outstanding                5,499,220     12,604,620     1,653,689    1,452,547     2,169,462     3,699,831     3,087,290
   Redemption Price               $      26.35   $      14.63  $      8.73   $      9.05   $     10.51   $      9.43   $      9.63
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
   Offering Price                 $      27.81   $      15.44  $      9.21   $      9.55   $     11.09   $      9.77   $      9.98
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
Class B
   Net Asset Value                $ 45,708,962   $ 75,254,372   $ 9,029,001  $ 6,583,699   $11,402,686            --   $   459,769
   Shares Outstanding                1,772,835      5,352,488     1,049,041      728,785     1,117,914            --        47,754
   Offering and
     Redemption Price             $      25.78   $      14.06  $      8.61   $      9.03   $     10.20            --   $      9.63
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
Class C
   Net Asset Value                $  8,731,254   $ 12,340,788   $ 5,722,607  $ 4,287,105   $ 3,249,426            --   $ 2,567,602
   Shares Outstanding                  336,821        862,249       664,303      475,788       314,888            --       266,356
   Offering and
     Redemption Price             $      25.92   $      14.31  $      8.61   $      9.01   $     10.32            --   $      9.64
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                            STATEMENTS OF OPERATIONS
              FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)

                                                                DOW JONES     DOW JONES
                                                                   U.S.          U.S.
                                     S&P 100     PSE TECH 100  HEALTH CARE    FINANCIAL      MANAGED
                                      PLUS           INDEX       100 PLUS      100 PLUS      GROWTH      TAX-EXEMPT    GOVERNMENT
                                  ------------   ------------  -----------   -----------   -----------   -----------  -----------
INVESTMENT INCOME:
Dividends                           $1,836,043    $   406,134    $  158,361   $  259,363   $    67,297    $       --      $     --
Interest                                 9,280          4,416           451          304         1,263       821,894       638,839
Security lending income                  6,071         60,760         2,485          907         8,476            --         9,324
                                    ----------    -----------    ----------   ----------   -----------    ----------      --------
       Total investment
         income                      1,851,394        471,310       161,297      260,574        77,036       821,894       648,163
                                    ----------    -----------    ----------   ----------   -----------    ----------      --------

EXPENSES:
Investment advisory fees               388,581        434,646        71,234       59,213       133,482       104,223        94,991
Custodian fees                          13,940         21,335         4,458        1,918         1,664         2,715         2,715
Transfer agent fees                    223,280        532,919        61,110       39,661        42,064        20,878        21,580
Accounting fees                         45,191         49,268        12,863       11,770        15,286        15,072        14,303
Distribution and
  shareholder servicing fees:
   Class A                             176,566        217,994        15,623       14,747        27,235        43,429        36,924
   Class B                             222,316        365,045        41,951       29,932        54,491            --           367
   Class C                              40,388         57,054        25,177       18,832        14,553            --        10,237
Professional fees                       22,822         30,864        12,536       12,482        15,857         6,583         7,583
Registration                            32,788         45,250        17,163       17,163        16,620         8,310         3,510
Communication                           32,319         77,815        15,887       15,557         7,568           489         2,756
Director fees                           19,301         27,682         5,311        3,242         2,653         3,267         2,970
Pricing of investments                   3,728          3,728         3,728        3,728         2,696         2,353         2,769
Administration fees                     96,855        129,345        12,952       10,766        17,798        17,371        15,832
Other expense                           25,394         53,219         9,508        9,613         2,832         2,413         2,345
                                    ----------    -----------    ----------   ----------   -----------    ----------      --------
       Total expenses                1,343,469      2,046,146       309,501      248,624       354,799       227,103       218,882
                                    ----------    -----------    ----------   ----------   -----------    ----------      --------
Less advisor
  reimbursement                             --             --      (105,835)     (84,730)           --            --            --
Less broker reimbursement                   --        (25,859)           --           --            --            --            --
                                    ----------    -----------    ----------   ----------   -----------    ----------      --------
       Net expenses                  1,343,469      2,020,287       203,666      163,894       354,799       227,103       218,882
                                    ----------    -----------    ----------   ----------   -----------    ----------      --------
NET INVESTMENT
  INCOME (LOSS)                        507,925     (1,548,977)      (42,369)      96,680      (277,763)      594,791       429,281
                                    ----------    -----------    ----------   ----------   -----------    ----------      --------
NET REALIZED GAINS (LOSSES)
  ON INVESTMENTS                      (486,002)   (11,853,860)     (316,644)    (264,721)   (1,564,773)       31,215       150,062
NET UNREALIZED
  APPRECIATION
  (DEPRECIATION)
  ON INVESTMENTS                     6,298,120     37,631,280     1,697,641    1,103,040     1,440,319       560,669      (151,211)
                                    ----------    -----------    ----------   ----------   -----------    ----------      --------
       Net gains (losses)
         on investments              5,812,118     25,777,420     1,380,997      838,319      (124,454)      591,884        (1,149)
                                    ----------    -----------    ----------   ----------   -----------    ----------      --------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS                   $6,320,043    $24,228,443    $1,338,628   $  934,999   $  (402,217)   $1,186,675      $428,132
                                    ----------    -----------    ----------   ----------   -----------    ----------      --------
                                    ----------    -----------    ----------   ----------   -----------    ----------      --------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)

                                                                DOW JONES     DOW JONES
                                                                   U.S.          U.S.
                                     S&P 100     PSE TECH 100  HEALTH CARE    FINANCIAL      MANAGED
                                      PLUS           INDEX       100 PLUS      100 PLUS      GROWTH      TAX-EXEMPT    GOVERNMENT
                                  ------------   ------------  -----------   -----------   -----------   -----------  -----------
OPERATIONS:
Net investment
  income(loss)                    $    507,925   $ (1,548,977)  $   (42,369) $    96,680   $  (277,763)  $   594,791   $   429,281
Net realized gains (losses)
  on investments                      (486,002)   (11,853,860)     (316,644)    (264,721)   (1,564,773)       31,215       150,062
Net unrealized appreciation
  (depreciation)
  on investments                     6,298,120     37,631,280     1,697,641    1,103,040     1,440,319       560,669      (151,211)
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Net increase (decrease)
         in net assets resulting
         from operations             6,320,043     24,228,443     1,338,628      934,999      (402,217)    1,186,675       428,132
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income
   Class A                            (743,662)            --            --     (107,276)           --      (605,363)     (451,786)
   Class B                                  --             --            --      (13,114)           --            --          (715)
   Class C                                  --             --            --       (9,343)           --            --       (23,005)
Net realized gains
  on investments
   Class A                                  --             --       (76,153)     (39,551)           --            --            --
   Class B                                  --             --       (52,417)     (20,124)           --            --           --
   Class C                                  --             --       (29,877)     (12,519)           --            --            --
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Total distributions            (743,662)            --      (158,447)    (201,927)           --      (605,363)     (475,506)
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

CAPITAL SHARE
  TRANSACTIONS:
Proceeds from
  shares issued                     22,071,665     35,478,434     6,411,582    5,067,869     6,692,159     1,154,089     6,366,062
Net asset value of shares
  issued in distributions              684,070             --       152,826      196,347            --       400,331       360,763
Cost of shares redeemed            (26,027,057)   (42,638,032)   (3,226,475)  (3,361,481)   (4,866,115)   (2,426,800)   (6,374,671)
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Net increase (decrease)
         in net assets from
         capital share
         transactions               (3,271,322)    (7,159,598)    3,337,933    1,902,735     1,826,044      (872,380)      352,154
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Total increase
         (decrease)                  2,305,059     17,068,845     4,518,114    2,635,807     1,423,827      (291,068)      304,780
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

NET ASSETS:
Balance at beginning
  of period                        197,019,611    254,972,170    24,677,658   21,383,892    36,023,761    35,184,993    32,450,617
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
Balance at end of period          $199,324,670   $272,041,015   $29,195,772  $24,019,699   $37,447,588   $34,893,925   $32,755,397
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED OCTOBER 31, 2002

                                                                DOW JONES     DOW JONES
                                                                   U.S.          U.S.
                                     S&P 100     PSE TECH 100  HEALTH CARE    FINANCIAL      MANAGED
                                      PLUS           INDEX       100 PLUS      100 PLUS      GROWTH      TAX-EXEMPT    GOVERNMENT
                                  ------------   ------------  -----------   -----------   -----------   -----------  -----------
OPERATIONS:
Net investment
  income (loss)                   $    643,405   $ (3,983,038)  $  (106,451) $   121,665   $  (455,396)  $ 1,287,885   $ 1,088,737
Net realized gains
  (losses) on investments           (2,262,490)    (2,186,985)      172,531      (78,280)   (2,023,131)      165,828       577,500
Net unrealized appreciation
  (depreciation)
  on investments                   (37,116,677)   (96,001,581)   (5,225,844)  (2,348,927)    1,072,769       362,051      (437,153)
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Net increase (decrease)
         in net assets resulting
         from operations           (38,735,762)  (102,171,604)   (5,159,764)  (2,305,542)   (1,405,758)    1,815,764     1,229,084
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income:
   Class A                                  --             --            --      (38,427)           --    (1,283,399)   (1,088,245)
   Class B                                  --             --            --       (2,183)           --            --            --
   Class C                                  --             --            --       (5,051)           --            --       (26,251)
Net realized gains
  on investments:
   Class A                                  --     (3,669,599)           --       (7,612)           --            --            --
   Class B                                  --     (1,805,203)           --       (4,253)           --            --            --
   Class C                                  --       (163,657)           --       (2,285)           --            --            --
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Total distributions                  --     (5,638,459)           --      (59,811)           --    (1,283,399)   (1,114,496)
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

CAPITAL SHARE
  TRANSACTIONS:
Proceeds from
  shares issued                     58,568,260    114,595,450    21,870,107   20,353,584    19,631,795     3,184,591     7,754,559
Net asset value of shares
  issued in distributions                   --      5,229,429            --       57,197            --       827,700       778,303
Cost of shares redeemed            (56,785,031)  (121,915,837)   (4,246,165)  (4,074,704)   (4,979,190)   (5,853,803)   (9,164,629)
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Net increase (decrease)
         in net assets from
         capital share
         transactions                1,783,229     (2,090,958)   17,623,942   16,336,077    14,652,605    (1,841,512)     (631,767)
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Total increase
         (decrease)                (36,952,533)  (109,901,021)   12,464,178   13,970,724    13,246,847    (1,309,147)     (517,179)
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

NET ASSETS:
Balance at beginning
  of period                        233,972,144    364,873,191    12,213,480    7,413,168    22,776,914    36,494,140    32,967,796
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
Balance at end of period          $197,019,611   $254,972,170   $24,677,658  $21,383,892   $36,023,761   $35,184,993   $32,450,617
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of each of the Funds outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                            S&P 100 PLUS FUND -- CLASS A
                                                  -------------------------------------------------------------------------------
                                                   For the
                                                  six months           For the years ended            For the ten       For the
                                                    ended                  October 31,               months ended     year ended
                                                  April 30,     ---------------------------------     October 31,    December 31,
                                                     2003         2002         2001        2000          1999            1998
                                                  ----------    --------     --------    --------    ------------    ------------
                                                 (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                $25.59       $30.78       $43.32      $41.49        $34.90          $27.04

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                               .09          .15          .06         .07           .10             .20
   Net realized and unrealized
     gains (losses) on investments                     .80        (5.34)      (11.91)       2.31          6.57            8.51
                                                    ------       ------       ------      ------        ------          ------
   TOTAL FROM INVESTMENT OPERATIONS                    .89        (5.19)      (11.85)       2.38          6.67            8.71
                                                    ------       ------       ------      ------        ------          ------

LESS DISTRIBUTIONS:
   Dividends from net investment income               (.13)          --           --        (.06)         (.08)           (.20)
   Distributions from net realized
     capital gains on investments                       --           --         (.69)       (.49)           --            (.59)
   Distributions in excess  of
    net realized capital gains                          --           --           --          --            --            (.06)
                                                    ------       ------       ------      ------        ------          ------
   TOTAL DISTRIBUTIONS                                (.13)          --         (.69)       (.55)         (.08)           (.85)
                                                    ------       ------       ------      ------        ------          ------
NET ASSET VALUE, END OF PERIOD                      $26.35       $25.59       $30.78      $43.32        $41.49          $34.90
                                                    ------       ------       ------      ------        ------          ------
                                                    ------       ------       ------      ------        ------          ------

TOTAL RETURN**<F21>                                  4.90%++   (16.86)%     (27.75)%       5.73%        19.13%++        32.31%
                                                       <F23>                                               <F23>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                           $144,884     $142,765     $170,879    $246,017      $214,358        $160,190
Ratio of net expenses
  to average net assets                              1.19%*<F20>  1.11%        1.06%        .86%+<F22>    .80%*<F20>      .90%+<F22>
Ratio of net investment income
  to average net assets                               .72%*<F20>   .49%         .16%        .16%+<F22>    .30%*<F20>      .60%+<F22>
Portfolio turnover rate                              5.17%++     16.13%       20.68%       7.01%         4.90%++        10.20%
                                                        <F23>                                               <F23>

  *<F20>   Annualized.
 **<F21> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F22> Reflects a voluntary reimbursement of fund expenses of .05% in 2000 and .07% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been .91% in 2000 and 1.00% in 1998.
 ++<F23>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                            S&P 100 PLUS FUND -- CLASS B
                                                  -------------------------------------------------------------------------------
           For the
         period from
                                                   For the                                                           July 27, 1998
                                                  six months           For the years ended            For the ten    (commencement
                                                    ended                  October 31,               months ended  of operations) to
                                                  April 30,     ---------------------------------     October 31,    December 31,
                                                     2003         2002         2001        2000          1999            1998
                                                  ----------    --------     --------    --------    ------------  -----------------
                                                 (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                $25.01       $30.31       $42.90      $41.35        $34.91          $33.13

INCOME FROM
  INVESTMENT OPERATIONS:
   Net investment income (loss)                       (.01)        (.08)        (.21)       (.18)         (.13)            .01
   Net realized and unrealized
     gains (losses) on investments                     .78        (5.22)      (11.77)       2.22          6.57            2.43
                                                    ------       ------       ------      ------        ------          ------
   TOTAL FROM INVESTMENT OPERATIONS                    .77        (5.30)      (11.98)       2.04          6.44            2.44
                                                    ------       ------       ------      ------        ------          ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                 --           --           --          --            --            (.01)
   Distributions from net realized
     capital gains on investments                       --           --         (.61)       (.49)           --            (.59)
   Distributions in excess  of
     net realized capital gains                         --           --           --          --            --            (.06)
                                                    ------       ------       ------      ------        ------          ------
   TOTAL DISTRIBUTIONS                                  --           --         (.61)       (.49)           --            (.66)
                                                    ------       ------       ------      ------        ------          ------
NET ASSET VALUE, END OF PERIOD                      $25.78       $25.01       $30.31      $42.90        $41.35          $34.91
                                                    ------       ------       ------      ------        ------          ------
                                                    ------       ------       ------      ------        ------          ------

TOTAL RETURN**<F25>                                  4.58%++   (17.49)%     (28.29)%       4.94%        18.45%++         7.40%++
                                                       <F27>                                               <F27>           <F27>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                            $45,709      $46,464      $55,255     $68,697       $37,160          $6,123
Ratio of net expenses to average net assets          1.93%*       1.86%        1.82%       1.58%+        1.50%*          1.30%*+
                                                      <F24>                                 <F26>         <F24>           <F24><F26>
Ratio of net investment income (loss)
  to average net assets                             (.02)%*      (.27)%       (.60)%      (.58)%+       (.40)%*             --*+
                                                      <F24>                                 <F26>         <F24>           <F24><F26>
Portfolio turnover rate                              5.17%++     16.13%       20.68%       7.01%         4.90%++        10.20%++
                                                       <F27>                                               <F27>           <F27>

  *<F24>   Annualized.
 **<F25> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
  +<F26> Reflects a voluntary reimbursement of fund expenses of .06% in 2000 and .03% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been 1.64% in 2000 and 1.40% in 1998.
 ++<F27>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                   S&P 100 PLUS FUND -- CLASS C
                                                               -------------------------------------------------------------------
                                                                 For the           For the
                                                               six months        years ended
                                                                  ended          October 31,       For the period from May 8, 2000
                                                                April 30,    -------------------     (commencement of operations)
                                                                  2003         2002       2001         through October 31, 2000
                                                                --------     --------   --------   -------------------------------
                                                               (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                             $25.15       $30.48     $43.19                 $43.69

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                             (.01)        (.07)      (.14)                  (.07)
   Net realized and unrealized gains (losses) on investments        .78        (5.26)    (11.88)                  (.43)
                                                                 ------       ------     ------                 ------
   TOTAL FROM INVESTMENT OPERATIONS                                 .77        (5.33)    (12.02)                  (.50)
                                                                 ------       ------     ------                 ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                              --           --         --                     --
   Distributions from net realized
     capital gains on investments                                    --           --       (.69)                    --
   Distributions in excess of net realized capital gains             --           --         --                     --
                                                                 ------       ------     ------                 ------
   TOTAL DISTRIBUTIONS                                               --           --       (.69)                    --
                                                                 ------       ------     ------                 ------
NET ASSET VALUE, END OF PERIOD                                   $25.92       $25.15     $30.48                 $43.19
                                                                 ------       ------     ------                 ------
                                                                 ------       ------     ------                 ------

TOTAL RETURN**<F29>                                               4.60%++   (17.49)%   (28.24)%                (3.40)%++
                                                                    <F31>                                          <F31>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                  $8,731       $7,790     $7,838                 $3,259
Ratio of net expenses to average net assets                       1.93%*       1.86%      1.83%                  1.63%*+
                                                                   <F28>                                          <F28><F30>
Ratio of net investment loss to average net assets               (.03)%*      (.27)%     (.62)%                 (.69)%*+
                                                                   <F28>                                          <F28><F30>
Portfolio turnover rate                                           5.17%++     16.13%     20.68%                  7.01%++
                                                                    <F31>                                          <F31>

  *<F28>   Annualized.
 **<F29> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F30> Reflects a voluntary reimbursement of fund expenses of .14% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.77% in 2000.
 ++<F31>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                         PSE TECH 100 INDEX FUND -- CLASS A
                                                  -------------------------------------------------------------------------------
                                                   For the
                                                  six months           For the years ended            For the ten       For the
                                                    ended                  October 31,               months ended     year ended
                                                  April 30,      --------------------------------     October 31,    December 31,
                                                     2003         2002         2001        2000          1999            1998
                                                  ----------    --------     --------    --------    ------------    ------------
                                                 (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                $13.31       $18.09       $36.76      $27.13        $18.45          $12.39

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                       (.07)        (.16)        (.20)       (.18)         (.08)            .01
   Net realized and unrealized
     gains (losses) on investments                    1.39        (4.35)      (11.79)      11.79          8.76            6.68
                                                    ------       ------       ------      ------        ------          ------
   TOTAL FROM INVESTMENT OPERATIONS                   1.32        (4.51)      (11.99)      11.61          8.68            6.69
                                                    ------       ------       ------      ------        ------          ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                 --           --           --          --            --            (.01)
   Distributions from net realized
     capital gains on investments                       --         (.27)       (6.68)      (1.98)           --            (.60)
   Distributions in excess of
     net realized capital gains                         --          --            --          --            --            (.02)
                                                    ------       ------       ------      ------        ------          ------
   TOTAL DISTRIBUTIONS                                  --         (.27)       (6.68)      (1.98)           --            (.63)
                                                    ------       ------       ------      ------        ------          ------
NET ASSET VALUE, END OF PERIOD                      $14.63       $13.31       $18.09      $36.76        $27.13          $18.45
                                                    ------       ------       ------      ------        ------          ------
                                                    ------       ------       ------      ------        ------          ------

TOTAL RETURN**<F33>                                  8.05%++   (25.42)%     (39.98)%      44.47%        47.05%++        53.98%
                                                       <F35>                                               <F35>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                           $184,446     $171,525     $238,221    $408,040      $169,247         $72,724
Ratio of net expenses to
  average net assets                                 1.32%#*      1.14%#       1.08%        .71%+         .70%*+          .60%+
                                                      <F36><F32>   <F36>                    <F34>         <F32><F34>      <F34>
Ratio of net investment income
  (loss) to average net assets                      (.94)%*      (.86)%       (.87)%      (.52)%+       (.40)%*+            --+
                                                      <F32>                                 <F34>         <F32><F34>      <F34>
Portfolio turnover rate                              5.67%++     22.25%       22.37%      40.21%        33.00%++        25.40%
                                                       <F35>                                               <F35>

  *<F32>   Annualized.
 **<F33> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F34> Reflects a voluntary reimbursement of fund expenses of .09% in 2000, .13% in 1999 and .50% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been .80% in 2000, .83% in 1999 and 1.10% in 1998.
 ++<F35>   Not annualized.
  #<F36>   Reflects broker reimbursement of .02%.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                         PSE TECH 100 INDEX FUND -- CLASS B
                                                  --------------------------------------------------------------------------------
                                                                                                                        For the
                                                                                                                      period from
                                                   For the                                                           July 27, 1998
                                                  six months           For the years ended            For the ten    (commencement
                                                    ended                  October 31,               months ended  of operations) to
                                                  April 30,     ---------------------------------     October 31,    December 31,
                                                     2003         2002         2001        2000          1999            1998
                                                  ----------    --------     --------    --------    ------------    ------------
                                                 (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                $12.83       $17.59       $36.15      $26.90        $18.39          $14.94

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                       (.12)        (.31)        (.37)       (.39)         (.22)            .01
   Net realized and unrealized
     gains (losses) on investments                    1.35        (4.18)      (11.51)      11.56          8.73            4.07
                                                    ------       ------       ------      ------        ------          ------
   TOTAL FROM INVESTMENT OPERATIONS                   1.23        (4.49)      (11.88)      11.17          8.51            4.08
                                                    ------       ------       ------      ------        ------          ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                 --           --           --          --            --            (.01)
   Distributions from net realized
     capital gains on investments                       --         (.27)       (6.68)      (1.98)           --            (.60)
   Distributions in excess of
     net realized capital gains                         --           --           --          --            --            (.02)
                                                    ------       ------       ------      ------        ------          ------
   TOTAL DISTRIBUTIONS                                  --         (.27)       (6.68)      (1.98)           --            (.63)
                                                    ------       ------       ------      ------        ------          ------
NET ASSET VALUE, END OF PERIOD                      $14.06       $12.83       $17.59      $36.15        $26.90          $18.39
                                                    ------       ------       ------      ------        ------          ------
                                                    ------       ------       ------      ------        ------          ------

TOTAL RETURN**<F38>                                  7.82%++   (26.04)%     (39.41)%      43.38%        46.28%++        27.21%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                            $75,254      $72,692     $116,467    $205,213       $60,038          $6,559
Ratio of net expenses to average net assets          2.07%#*      1.88%#       1.83%       1.42%+        1.40%*+         1.20%*+
                                                      <F41><F37>   <F41>                    <F39>         <F37><F39>      <F37><F39>
Ratio of net investment income (loss)
  to average net assets                            (1.69)%*     (1.61)%      (1.63)%     (1.23)%+      (1.10)%*+            --*+
                                                      <F37>                                 <F39>         <F37><F39>      <F37><F39>
Portfolio turnover rate                              5.67%++     22.25%       22.37%      40.21%        33.00%++        25.40%++
                                                       <F40>                                               <F40>           <F40>

  *<F37>   Annualized.
 **<F38> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
  +<F39> Reflects a voluntary reimbursement of fund expenses of .10% in 2000, .13% in 1999 and .30% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been 1.52% in 2000, 1.53% in 1999, and 1.50% in 1998.
 ++<F40>   Not annualized.
  #<F41>   Reflects broker reimbursement of .02%.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                PSE TECH 100 INDEX FUND -- CLASS C
                                                                 -----------------------------------------------------------------
                                                                  For the           For the
                                                                 six months       years ended
                                                                   ended          October 31,      For the period from May 8, 2000
                                                                 April 30,    -------------------    (commencement of operations)
                                                                    2003        2002       2001        through October 31, 2000
                                                                -----------   --------   --------  -------------------------------
                                                                (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                               $13.07      $17.90     $36.66                $38.33

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                               (.11)       (.24)      (.31)                 (.12)
   Net realized and unrealized gains (losses) on investments         1.35       (4.32)    (11.77)                (1.55)
                                                                   ------      ------     ------                ------
   TOTAL FROM INVESTMENT OPERATIONS                                  1.24       (4.56)    (12.08)                (1.67)
                                                                   ------      ------     ------                ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                --          --         --                    --
   Distributions from net realized
     capital gains on investments                                      --        (.27)     (6.68)                   --
   Distributions in excess of net realized capital gains               --          --         --                    --
                                                                   ------      ------     ------                ------
   TOTAL DISTRIBUTIONS                                                 --        (.27)     (6.68)                   --
                                                                   ------      ------     ------                ------
NET ASSET VALUE, END OF PERIOD                                     $14.31      $13.07     $17.90                $36.66
                                                                   ------      ------     ------                ------
                                                                   ------      ------     ------                ------

TOTAL RETURN**<F43>                                                 7.84%++  (25.98)%   (39.41)%               (7.07)%++
                                                                      <F45>                                        <F45>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                   $12,341     $10,756    $10,185               $11,423
Ratio of net expenses to average net assets                         2.06%#*     1.89%#     1.84%                 1.48%*+
                                                                     <F46><F42>  <F46>                            <F42><F44>
Ratio of net investment loss to average net assets                (1.69)%*    (1.62)%    (1.63)%               (1.29)%*+
                                                                     <F42>                                        <F42><F44>
Portfolio turnover rate                                             5.67%++    22.25%     22.37%                40.21%++
                                                                      <F45>                                        <F45>

  *<F42>   Annualized.
 **<F43> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F44> Reflects a voluntary reimbursement of fund expenses of .24% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.72% in 2000.
 ++<F45>   Not annualized.
  #<F46>   Reflects broker reimbursement of .02%.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                   DOW JONES U.S. HEALTH CARE
                                                                                    100 PLUS FUND -- CLASS A
                                                                  -----------------------------------------------------------
                                                                                                          For the period from
                                                                                                             April 17, 2001
                                                                       For the             For the          (commencement of
                                                                   six months ended       year ended      operations) through
                                                                    April 30, 2003     October 31, 2002     October 31, 2001
                                                                   ----------------    ----------------   -------------------
                                                                     (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                     $8.35              $10.21               $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                      --                (.01)                (.01)
   Net realized and unrealized gains (losses) on investments               .43               (1.85)                 .22
                                                                         -----              ------               ------
   TOTAL FROM INVESTMENT OPERATIONS                                        .43               (1.86)                 .21
                                                                         -----              ------               ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                     --                  --                   --
   Distributions from net realized capital gains on investments           (.05)                 --                   --
   Distributions in excess of net realized capital gains                    --                  --                   --
                                                                         -----              ------               ------
   TOTAL DISTRIBUTIONS                                                    (.05)                 --                   --
                                                                         -----              ------               ------
NET ASSET VALUE, END OF PERIOD                                           $8.73              $ 8.35               $10.21
                                                                         -----              ------               ------
                                                                         -----              ------               ------

TOTAL RETURN**<F48>                                                      5.82%++<F50>     (18.22)%                2.10%++<F50>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                        $14,444             $11,931               $6,894
Ratio of net expenses to average net assets                              1.18%+*             1.15%+               1.15%*+
                                                                          <F49><F47>          <F49>                <F47><F49>
Ratio of net investment loss to average net assets                        .06%+*            (.13)%+              (.37)%*+
                                                                          <F49><F47>          <F49>                <F47><F49>
Portfolio turnover rate                                                 18.59%++<F50>       29.17%               13.49%++<F50>

  *<F47>   Annualized.
 **<F48> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F49> Reflects a voluntary reimbursement of fund expenses of .82% in 2003 and 0.77% in 2002, and contractual reimbursement of 2.01% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.00% in 2003, 1.92% in 2002 and 3.16% in 2001.
 ++<F50>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                   DOW JONES U.S. HEALTH CARE
                                                                                    100 PLUS FUND -- CLASS B
                                                                  -----------------------------------------------------------
                                                                                                          For the period from
                                                                                                             April 17, 2001
                                                                       For the             For the          (commencement of
                                                                   six months ended       year ended      operations) through
                                                                    April 30, 2003     October 31, 2002     October 31, 2001
                                                                   ----------------    ----------------   -------------------
                                                                     (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                     $8.26              $10.17               $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                    (.03)               (.06)                (.03)
   Net realized and unrealized gains (losses) on investments               .43               (1.85)                 .20
                                                                         -----              ------               ------
   TOTAL FROM INVESTMENT OPERATIONS                                        .40               (1.91)                 .17
                                                                         -----              ------               ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                     --                  --                   --
   Distributions from net realized capital gains on investments           (.05)                 --                   --
   Distributions in excess of net realized capital gains                    --                  --                   --
                                                                         -----              ------               ------
   TOTAL DISTRIBUTIONS                                                    (.05)                 --                   --
                                                                         -----              ------               ------
NET ASSET VALUE, END OF PERIOD                                           $8.61             $  8.26               $10.17
                                                                         -----              ------               ------
                                                                         -----              ------               ------

TOTAL RETURN**<F52>                                                      5.64%++<F54>     (18.78)%                1.70%++<F54>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                         $9,029              $8,106               $3,595
Ratio of net expenses to average net assets                              1.93%+*             1.90%+               1.90%*+
                                                                          <F53><F51>          <F53>                <F51><F53>
Ratio of net investment loss to average net assets                      (.68)%+*            (.88)%+             (1.13)%*+
                                                                          <F53><F51>          <F53>                <F51><F53>
Portfolio turnover rate                                                 18.59%++<F54>       29.17%               13.49%++<F54>

  *<F51>   Annualized.
 **<F52> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F53> Reflects a voluntary reimbursement of fund expenses of .82% in 2003 and 0.77% in 2002, and contractual reimbursement of 1.85% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.75% in 2003, 2.67% in 2002 and 3.75% in 2001.
 ++<F54>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                   DOW JONES U.S. HEALTH CARE
                                                                                    100 PLUS FUND -- CLASS C
                                                                  -----------------------------------------------------------
                                                                                                          For the period from
                                                                                                             April 17, 2001
                                                                       For the             For the          (commencement of
                                                                   six months ended       year ended      operations) through
                                                                    April 30, 2003     October 31, 2002     October 31, 2001
                                                                   ----------------    ----------------   -------------------
                                                                     (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                     $8.27              $10.18               $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                    (.03)               (.05)                (.04)
   Net realized and unrealized gains (losses) on investments               .42               (1.86)                 .22
                                                                         -----              ------               ------
   TOTAL FROM INVESTMENT OPERATIONS                                        .39               (1.91)                 .18
                                                                         -----              ------               ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                     --                  --                   --
   Distributions from net realized capital gains on investments           (.05)                 --                   --
   Distributions in excess of net realized capital gains                    --                  --                   --
                                                                         -----              ------               ------
   TOTAL DISTRIBUTIONS                                                    (.05)                 --                   --
                                                                         -----              ------               ------
NET ASSET VALUE, END OF PERIOD                                           $8.61              $ 8.27               $10.18
                                                                         -----              ------               ------
                                                                         -----              ------               ------

TOTAL RETURN**<F56>                                                      5.64%++<F58>     (18.76)%                1.80%++<F58>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                         $5,723              $4,640               $1,724
Ratio of net expenses to average net assets                              1.93%+*             1.90%+               1.90%*+
                                                                          <F57><F55>          <F57>                <F55><F57>
Ratio of net investment loss to average net assets                      (.69)%+*            (.88)%+             (1.10)%*+
                                                                          <F57><F55>          <F57>                <F55><F57>
Portfolio turnover rate                                                 18.59%++<F58>       29.17%               13.49%++<F58>

  *<F55>   Annualized.
 **<F56> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F57> Reflects a voluntary reimbursement of fund expenses of .82% in 2003 and 0.77% in 2002, and contractual reimbursement of 2.02% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.75% in 2003, 2.67% in 2002 and 3.92% in 2001.
 ++<F58>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                    DOW JONES U.S. FINANCIAL
                                                                                    100 PLUS FUND -- CLASS A
                                                                  -----------------------------------------------------------
                                                                                                          For the period from
                                                                                                             April 17, 2001
                                                                       For the             For the          (commencement of
                                                                   six months ended       year ended      operations) through
                                                                    April 30, 2003     October 31, 2002     October 31, 2001
                                                                   ----------------    ----------------   -------------------
                                                                     (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                     $8.78              $ 9.19               $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                   .05                 .09                  .02
   Net realized and unrealized gains (losses) on investments               .33                (.42)                (.83)
                                                                         -----              ------               ------
   TOTAL FROM INVESTMENT OPERATIONS                                        .38                (.33)                (.81)
                                                                         -----              ------               ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                   (.08)               (.07)                  --
   Distributions from net realized capital gains on investments           (.03)               (.01)                  --
   Distributions in excess of net realized capital gains                    --                  --                   --
                                                                         -----              ------               ------
   TOTAL DISTRIBUTIONS                                                    (.11)               (.08)                  --
                                                                         -----              ------               ------
NET ASSET VALUE, END OF PERIOD                                           $9.05              $ 8.78               $ 9.19
                                                                         -----              ------               ------
                                                                         -----              ------               ------

TOTAL RETURN**<F60>                                                      5.97%++<F62>      (3.69)%              (8.10)%++<F62>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                        $13,149             $11,601               $4,394
Ratio of net expenses to average net assets                              1.18%+*             1.15%+               1.15%*+
                                                                           <F61><F59>          <F61>                <F59><F61>
Ratio of net investment income to average net assets                     1.23%+*             1.04%+                .77%*
                                                                          <F61><F59>          <F61>                <F59>
Portfolio turnover rate                                                 11.36%++<F62>       22.25%                8.84%++<F62>

  *<F59>   Annualized.
 **<F60> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F61> Reflects a voluntary reimbursement of fund expenses of .79% in 2003 and .84% in 2002, and contractual reimbursement of 3.08% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 1.97% in 2003, 1.99% in 2002 and 4.23% in 2001.
 ++<F62>   Not annualized.

The accompanying notes to financial statements are an integral part of these statements.

                                                                                    DOW JONES U.S. FINANCIAL
                                                                                    100 PLUS FUND -- CLASS B
                                                                  -----------------------------------------------------------
                                                                                                          For the period from
                                                                                                             April 17, 2001
                                                                       For the             For the          (commencement of
                                                                   six months ended       year ended      operations) through
                                                                    April 30, 2003     October 31, 2002     October 31, 2001
                                                                   ----------------    ----------------   -------------------
                                                                     (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                     $8.74              $ 9.16               $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                   .02                 .01                   --
   Net realized and unrealized gains (losses) on investments               .32                (.41)                (.84)
                                                                         -----              ------               ------
   TOTAL FROM INVESTMENT OPERATIONS                                        .34                (.40)                (.84)
                                                                         -----              ------               ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                   (.02)               (.01)                  --
   Distributions from net realized capital gains on investments           (.03)               (.01)                  --
   Distributions in excess of net realized capital gains                    --                  --                   --
                                                                         -----              ------               ------
   TOTAL DISTRIBUTIONS                                                    (.05)               (.02)                  --
                                                                         -----              ------               ------
NET ASSET VALUE, END OF PERIOD                                           $9.03              $ 8.74               $ 9.16
                                                                         -----              ------               ------
                                                                         -----              ------               ------

TOTAL RETURN**<F64>                                                      5.74%++<F66>      (4.39)%              (8.40)%++<F66>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                         $6,584              $6,049               $1,897
Ratio of net expenses to average net assets                              1.93%+*             1.90%+               1.90%*+
                                                                          <F65><F63>          <F65>                <F63><F65>
Ratio of net investment income to average net assets                      .48%+*              .29%+                .04%*
                                                                          <F65><F63>          <F65>                <F63>
Portfolio turnover rate                                                 11.36%++<F66>       22.25%                8.84%++<F66>

  *<F63>   Annualized.
 **<F64> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F65> Reflects a voluntary reimbursement of fund expenses of .79% in 2003 and .83% in 2002, and contractual reimbursement of 2.70% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.72% in 2003, 2.73% in 2002 and 4.60% in 2001.
 ++<F66>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                    DOW JONES U.S. FINANCIAL
                                                                                    100 PLUS FUND -- CLASS C
                                                                  -----------------------------------------------------------
                                                                                                          For the period from
                                                                                                             April 17, 2001
                                                                       For the             For the          (commencement of
                                                                   six months ended       year ended      operations) through
                                                                    April 30, 2003     October 31, 2002     October 31, 2001
                                                                   ----------------    ----------------   -------------------
                                                                     (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                     $8.72              $ 9.16               $10.00

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                                  .02                 .02                   --
    Net realized and unrealized gains (losses) on investments              .32                (.42)                (.84)
                                                                         -----              ------               ------
    TOTAL FROM INVESTMENT OPERATIONS                                       .34                (.40)                (.84)
                                                                         -----              ------               ------

LESS DISTRIBUTIONS:
    Dividends from net investment income                                  (.02)               (.03)                  --
    Distributions from net realized capital gains on investments          (.03)               (.01)                  --
    Distributions in excess of net realized capital gains                   --                  --                   --
                                                                         -----              ------               ------
    TOTAL DISTRIBUTIONS                                                   (.05)               (.04)                  --
                                                                         -----              ------               ------
NET ASSET VALUE, END OF PERIOD                                           $9.01              $ 8.72               $ 9.16
                                                                         -----              ------               ------
                                                                         -----              ------               ------

TOTAL RETURN**<F68>                                                      5.75%++<F70>      (4.39)%              (8.40)%++<F70>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                         $4,287              $3,734               $1,121
Ratio of net expenses to average net assets                              1.93%+*             1.90%+               1.89%*+
                                                                          <F69><F67>          <F69>                <F67><F69>
Ratio of net investment income to average net assets                      .48%+*              .30%+                .03%*
                                                                          <F69><F67>          <F69>                <F67>
Portfolio turnover rate                                                 11.36%++<F70>       22.25%                8.84%++<F70>

  *<F67>   Annualized.
 **<F68> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F69> Reflects a voluntary reimbursement of fund expenses of .79% in 2003 and .83% in 2002, and contractual reimbursement of 3.03% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.72% in 2003, 2.73% in 2002 and 4.92% in 2001.
 ++<F70>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                MANAGED GROWTH FUND -- CLASS A
                                                            ---------------------------------------------------------------------
                                                              For the                                         For the period from
                                                             six months            For the years ended          January 4, 1999
                                                               ended                   October 31,               (commencement
                                                             April 30,      --------------------------------   of operations) to
                                                                2003          2002        2001         2000     October 31, 1999
                                                            -----------     --------    --------     --------   ----------------
                                                            (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                           $10.60        $10.55      $13.26       $10.05         $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                           (.06)         (.11)       (.12)        (.09)          (.01)
   Net realized and unrealized
     gains (losses) on investments                               (.03)          .16       (2.59)        3.30            .06
                                                               ------        ------      ------       ------         ------
   TOTAL FROM INVESTMENT OPERATIONS                              (.09)          .05       (2.71)        3.21            .05
                                                               ------        ------      ------       ------         ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                            --            --          --           --             --
   Distributions from net realized
     capital gains on investments                                  --            --          --           --             --
   Distributions in excess of net realized capital gains           --            --          --           --             --
                                                               ------        ------      ------       ------         ------
   TOTAL DISTRIBUTIONS                                             --            --          --           --             --
                                                               ------        ------      ------       ------         ------
NET ASSET VALUE, END OF PERIOD                                 $10.51        $10.60      $10.55       $13.26         $10.05
                                                               ------        ------      ------       ------         ------
                                                               ------        ------      ------       ------         ------

TOTAL RETURN**<F72>                                             2.64%++        .47%    (20.44)%       31.94%           .50%++
                                                                  <F74>                                                 <F74>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)               $22,795       $22,497     $15,341      $12,457         $5,913
Ratio of net expenses to average net assets                     1.70%*        1.56%       1.58%+       1.28%+          .60%*+
                                                                 <F71>                     <F73>        <F73>          <F71><F73>
Ratio of net investment loss to average net assets            (1.26)%*      (1.23)%     (1.27)%+      (.95)%+        (.10)%*+
                                                                 <F71>                     <F73>        <F73>          <F71><F73>
Portfolio turnover rate                                        17.99%++      18.71%      24.32%       38.67%         27.50%++
                                                                  <F74>                                                 <F74>

  *<F71>   Annualized.
 **<F72> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F73> Reflects a voluntary reimbursement of fund expenses of .19% in 2001, .45% in 2000 and 2.30% in 1999. Without reimbursement the ratio of net expenses to average net assets would have been 1.77% in 2001, 1.73% in 2000, and 2.90% in 1999.
 ++<F74>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                MANAGED GROWTH FUND -- CLASS B
                                                             --------------------------------------------------------------------
                                                              For the                                         For the period from
                                                             six months            For the years ended          January 4, 1999
                                                               ended                   October 31,               (commencement
                                                             April 30,      ---------------------------------  of operations) to
                                                                2003          2002        2001         2000     October 31, 1999
                                                            -----------     --------    --------     --------   ----------------
                                                            (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                           $10.33        $10.36      $13.11       $10.01         $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                           (.10)         (.17)       (.18)        (.17)          (.07)
   Net realized and unrealized
     gains (losses) on investments                               (.03)          .14       (2.57)        3.27            .08
                                                               ------        ------      ------       ------         ------
   TOTAL FROM INVESTMENT OPERATIONS                              (.13)         (.03)      (2.75)        3.10            .01
                                                               ------        ------      ------       ------         ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                            --            --          --           --             --
   Distributions from net realized
     capital gains on investments                                  --            --          --           --             --
   Distributions in excess of net realized capital gains           --            --          --           --             --
                                                               ------        ------      ------       ------         ------
   TOTAL DISTRIBUTIONS                                             --            --          --           --             --
                                                               ------        ------      ------       ------         ------
NET ASSET VALUE, END OF PERIOD                                 $10.20        $10.33      $10.36       $13.11         $10.01
                                                               ------        ------      ------       ------         ------
                                                               ------        ------      ------       ------         ------

TOTAL RETURN**<F76>                                             2.31%++      (.29)%    (20.98)%       30.97%           .10%++
                                                                  <F78>                                                 <F78>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)               $11,403       $10,821      $6,347       $4,519         $1,701
Ratio of net expenses to average net assets                     2.45%*        2.31%       2.33%+       1.99%+         1.20%*+
                                                                 <F75>                     <F77>        <F77>          <F75><F77>
Ratio of net investment loss to average net assets            (2.00)%*      (1.97)%     (2.02)%+     (1.68)%+        (.80)%*+
                                                                 <F75>                     <F77>        <F77>          <F75><F77>
Portfolio turnover rate                                        17.99%++      18.71%      24.32%       38.67%         27.50%++
                                                                  <F78>                                                 <F78>

  *<F75>   Annualized.
 **<F76> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
  +<F77> Reflects a voluntary reimbursement of fund expenses of .19% in 2001, .44% in 2000 and 2.30% in 1999. Without reimbursement the ratio of net expenses to average net assets would have been 2.52% in 2001, 2.43% in 2000, and 3.50% in 1999.
 ++<F78>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                    MANAGED GROWTH FUND -- CLASS C
                                                                     ------------------------------------------------------------
                                                                       For the                                For the period from
                                                                      six months       For the years ended        May 8, 2000
                                                                        ended              October 31,          (commencement of
                                                                      April 30,       ---------------------   operations) through
                                                                         2003           2002         2001       October 31, 2000
                                                                     -----------      --------     --------     ----------------
                                                                     (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.45         $10.48       $13.22           $10.30

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                    (.09)          (.15)        (.14)            (.04)
   Net realized and unrealized gains (losses) on investments              (.04)           .12        (2.60)            2.96
                                                                        ------         ------       ------           ------
   TOTAL FROM INVESTMENT OPERATIONS                                       (.13)          (.03)       (2.74)            2.92
                                                                        ------         ------       ------           ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                     --             --           --               --
   Distributions from net realized capital gains on investments             --             --           --               --
   Distributions in excess of net realized capital gains                    --             --           --               --
                                                                        ------         ------       ------           ------
   TOTAL DISTRIBUTIONS                                                      --             --           --               --
                                                                        ------         ------       ------           ------
NET ASSET VALUE, END OF PERIOD                                          $10.32         $10.45       $10.48           $13.22
                                                                        ------         ------       ------           ------
                                                                        ------         ------       ------           ------

TOTAL RETURN**<F80>                                                      2.28%++       (.29)%     (20.73)%           22.07%++
                                                                           <F82>                                        <F82>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                         $3,249         $2,706       $1,089             $173
Ratio of net expenses to average net assets                              2.44%*         2.30%        2.33%+           1.99%*+
                                                                          <F79>                       <F81>            <F79><F81>
Ratio of net investment loss to average net assets                     (1.99)%*       (1.96)%      (2.02)%+         (1.70)%*+
                                                                          <F79>                       <F81>            <F79><F81>
Portfolio turnover rate                                                 17.99%++       18.71%       24.32%           38.67%++
                                                                           <F82>                                        <F82>

  *<F79>   Annualized.
 **<F80> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F81> Reflects a voluntary reimbursement of fund expenses of .20% in 2001 and .59% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 2.53% in 2001 and 2.58% in 2000.
 ++<F82>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                  TAX-EXEMPT FUND -- CLASS A
                                                           ------------------------------------------------------------------------
                                                            For the
                                                          six months          For the years ended        For the ten     For the
                                                             ended                October 31,            months ended   year ended
                                                           April 30,    ------------------------------   October 31,   December 31,
                                                             2003         2002       2001       2000         1999          1998
                                                          -----------   --------   --------   --------   ------------  ------------
                                                          (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                        $ 9.28       $ 9.13     $ 8.55     $ 8.23       $ 9.24        $ 9.52

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                       .16          .33        .34        .34          .29           .37
   Net realized and unrealized gains
     (losses) on investments                                   .15          .15        .58        .32        (1.01)          .03
                                                            ------       ------     ------     ------       ------        ------
   TOTAL FROM INVESTMENT OPERATIONS                            .31          .48        .92        .66         (.72)          .40
                                                            ------       ------     ------     ------       ------        ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                       (.16)        (.33)      (.34)      (.34)        (.29)         (.37)
   Distributions from net realized capital
     gains (losses) on investments                              --           --         --         --           --          (.31)
                                                            ------       ------     ------     ------       ------        ------
   TOTAL DISTRIBUTIONS                                        (.16)        (.33)      (.34)      (.34)        (.29)         (.68)
                                                            ------       ------     ------     ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $ 9.43       $ 9.28     $ 9.13     $ 8.55       $ 8.23        $ 9.24
                                                            ------       ------     ------     ------       ------        ------
                                                            ------       ------     ------     ------       ------        ------

TOTAL RETURN**<F84>                                          1.76%++      5.39%     10.96%      8.27%      (7.76)%++       4.26%
                                                               <F86>                                           <F86>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                                    $34,894      $35,185    $36,494    $37,427      $42,954       $54,914
Ratio of net expenses
  to average net assets                                      1.31%*       1.26%      1.24%      1.32%+       1.20%*        1.10%
                                                              <F83>                              <F85>        <F83>
Ratio of net investment  income
  to average net assets                                      3.40%*       3.65%      3.88%      4.18%+       4.00%*        3.90%
                                                              <F83>                              <F85>        <F83>
Portfolio turnover rate                                      3.87%++     16.89%      6.28%     57.52%       39.10%++     236.70%
                                                               <F86>                                           <F86>

  *<F83>   Annualized.
 **<F84> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F85> Reflects a voluntary reimbursement of fund expenses of .03% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.35% in 2000.
 ++<F86>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                  GOVERNMENT FUND -- CLASS A
                                                           ------------------------------------------------------------------------
                                                            For the
                                                          six months          For the years ended        For the ten     For the
                                                             ended                October 31,            months ended   year ended
                                                           April 30,    ------------------------------   October 31,   December 31,
                                                             2003         2002       2001       2000         1999          1998
                                                          -----------   --------   --------   --------   ------------  ------------
                                                          (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                        $ 9.64       $ 9.58     $ 8.89     $ 8.92       $ 9.55        $ 9.28

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                       .14          .34        .46        .51          .47           .55
   Net realized and unrealized gains
     (losses) on investments                                    --          .07        .61       (.03)        (.63)          .27
                                                            ------       ------     ------     ------       ------        ------
   TOTAL FROM INVESTMENT OPERATIONS                            .14          .41       1.07        .48         (.16)          .82
                                                            ------       ------     ------     ------       ------        ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                       (.15)        (.35)      (.38)      (.51)        (.47)         (.55)
   Distributions from net realized capital
     gains on investments                                       --           --         --         --           --            --
                                                            ------       ------     ------     ------       ------        ------
   TOTAL DISTRIBUTIONS                                        (.15)        (.35)      (.38)      (.51)        (.47)         (.55)
                                                            ------       ------     ------     ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $ 9.63       $ 9.64     $ 9.58     $ 8.89       $ 8.92        $ 9.55
                                                            ------       ------     ------     ------       ------        ------
                                                            ------       ------     ------     ------       ------        ------

TOTAL RETURN**<F88>                                           .74%++      4.40%     12.21%      5.58%      (1.70)%++       9.09%
                                                               <F90>                                           <F90>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                                    $29,728      $30,321    $32,620    $30,261      $37,379       $40,088
Ratio of net expenses
  to average net assets                                      1.33%*       1.36%      1.38%      1.24%+       1.20%*        1.20%
                                                              <F87>                              <F89>        <F87>
Ratio of net investment income
  to average net assets                                      2.74%*       3.60%      4.07%      5.87%+       6.20%*        5.90%
                                                              <F87>                              <F89>        <F87>
Portfolio turnover rate                                     18.71%++    161.40%    223.33%    328.97%       30.30%++      87.70%
                                                               <F90>                                           <F90>

  *<F87>   Annualized.
 **<F88> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F89> Reflects a voluntary reimbursement of fund expenses of .05% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.29% in 2000.
 ++<F90>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                             GOVERNMENT FUND -- CLASS B
                                                                         ---------------------------------
                                                                         For the period from March 3, 2003
                                                                            (commencement of operations)
                                                                               through April 30, 2003
                                                                         ---------------------------------
                                                                                    (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                                    $9.67

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                                  .03
   Net realized and unrealized gains (losses) on investments                             (.04)
                                                                                        -----
   TOTAL FROM INVESTMENT OPERATIONS                                                      (.01)
                                                                                        -----

LESS DISTRIBUTIONS:
   Dividends from net investment income                                                  (.03)
   Distributions from net realized capital gains on investments                            --
                                                                                        -----
   TOTAL DISTRIBUTIONS                                                                   (.03)
                                                                                        -----
NET ASSET VALUE, END OF PERIOD                                                          $9.63
                                                                                        -----
                                                                                        -----

TOTAL RETURN**<F92>                                                                    (.09)%++<F93>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                                          $460
Ratio of net expenses to average net assets                                             2.07%*<F91>
Ratio of net investment income to average net assets                                    2.00%*<F91>
Portfolio turnover rate                                                                18.71%++<F93>

  *<F91>   Annualized.
 **<F92> The Fund's sales charge is not reflected in total return as set forth in the table.
 ++<F93>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                               GOVERNMENT FUND -- CLASS C
                                                      ----------------------------------------------------------------------------
                                                        For the                For the
                                                       six months            years ended
                                                         ended               October 31,           For the period from May 8, 2000
                                                       April 30,       -----------------------       (commencement of operations)
                                                          2003           2002           2001           through October 31, 2000
                                                      -----------      --------       --------     -------------------------------
                                                      (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.65          $9.58          $8.89                    $8.89

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                    .10            .27            .39                      .08
   Net realized and unrealized
     gains (losses) on investments                           --            .07            .61                       --
                                                          -----          -----          -----                    -----
   TOTAL FROM INVESTMENT OPERATIONS                         .10            .34           1.00                      .08
                                                          -----          -----          -----                    -----

LESS DISTRIBUTIONS:
   Dividends from net investment income                    (.11)          (.27)          (.31)                    (.08)
   Distributions from net realized
     capital gains on investments                            --             --             --                       --
                                                          -----          -----          -----                    -----
   TOTAL DISTRIBUTIONS                                     (.11)          (.27)          (.31)                    (.08)
                                                          -----          -----          -----                    -----
NET ASSET VALUE, END OF PERIOD                            $9.64          $9.65          $9.58                    $8.89
                                                          -----          -----          -----                    -----
                                                          -----          -----          -----                    -----

TOTAL RETURN**<F95>                                        .49%++<F97>   3.64%         11.47%                    5.67%++<F97>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)          $2,568         $2,129           $348                     $228
Ratio of net expenses to average net assets               2.07%*         2.09%          2.11%                    1.91%*+
                                                           <F94>                                                  <F94><F96>
Ratio of net investment income to average net assets      2.00%*         2.73%          3.36%                    4.92%*+
                                                           <F94>                                                  <F94><F96>
Portfolio turnover rate                                  18.71%++      161.40%        223.33%                  328.97%++
                                                            <F97>                                                  <F97>

  *<F94>   Annualized.
 **<F95> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F96> Reflects a voluntary reimbursement of fund expenses of .29% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 2.20% in 2000.
 ++<F97>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 2003 (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES --

     North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine funds: S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund, Tax-Exempt Fund, Government Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund. This report contains the information for the S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund, Tax-Exempt Fund and Government Fund. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares.

     The S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund and Managed Growth Fund each offer three classes of shares - Class A Shares, Class B Shares and Class C Shares. The Government Fund offers Class A and Class C Shares. Each class represents interests in the same portfolio of investments of each Fund and are substantially the same in all respects except that the classes are subject to different sales load structures and 12b-1 fees.

     The following is a summary of the significant accounting policies of North Track.

     (a)  Security Valuation

          Exchange traded securities, including futures contracts and options, and over-the-counter securities are valued at the last sales price as of the close of regular trading on the valuation day or lacking any sales, at the latest bid quotation.

          Long-term tax-exempt securities are valued at market using quotations by an independent pricing service. When in the judgment of the pricing service quoted bid prices are readily available these investments are valued at the mean of the quoted bid and ask prices.

          Long-term taxable fixed income securities are valued at market using quotations provided by an independent pricing service. Short-term investments are valued at amortized cost, which approximates market value.

          Securities for which market quotations are not readily available are valued at their fair value as determined in good faith using procedures adopted by North Track's Board of Directors. This includes directing that valuations published by a pricing service be used to value securities for which daily prices are not readily available (which may constitute a majority of the Tax-Exempt Fund's securities). Values are determined by the pricing service using methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

     (b)  Option Transactions

          To the extent consistent with their investment objectives the S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may employ options strategies designed to hedge protectively against any anticipated adverse movements in the market values of its portfolio securities and to enhance return. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

          Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

          There were no option contracts purchased or sold by any of the Funds for the six months ended April 30, 2003.

     (c)  Futures Contracts

          The S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are based upon their quoted daily settlement prices.

          Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

     (d)  Net Realized Gains and Losses and Investment Income

          Net realized gains and losses on securities sales (including options) are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Total net realized gains (losses) on investments for the period ended April 30, 2003, were comprised of the following:

                                                                     DOW JONES    DOW JONES
                                                                       U.S.         U.S.
                                         S&P 100    PSE TECH 100    HEALTH CARE   FINANCIAL     MANAGED
                                           PLUS         INDEX        100 PLUS     100 PLUS       GROWTH     TAX-EXEMPT   GOVERNMENT
                                         -------    ------------    -----------   ---------     -------     ----------   ----------
     Net realized gains (losses)
       on investments                  $(465,377)   $(11,860,886)    $(316,644)  $(264,721)   $(1,564,773)   $31,215      $150,062
     Net realized gains (losses)
       on options and futures            (20,625)          7,026            --          --             --         --            --
                                       ---------    ------------     ---------   ---------    -----------    -------      --------
     Total net realized gains
       (losses) on investments         $(486,002)   $(11,853,860)    $(316,644)  $(264,721)   $(1,564,773)   $31,215      $150,062
                                       ---------    ------------     ---------   ---------    -----------    -------      --------
                                       ---------    ------------     ---------   ---------    -----------    -------      --------

     (e)  Federal Income Taxes

          Provision has not been made for Federal income taxes since each Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of October 31, 2002, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future capital gains distributions:

                                                                     DOW JONES    DOW JONES
                                                                       U.S.         U.S.
                                         S&P 100    PSE TECH 100    HEALTH CARE   FINANCIAL     MANAGED
                                           PLUS         INDEX        100 PLUS     100 PLUS       GROWTH     TAX-EXEMPT   GOVERNMENT
                                         -------    ------------    -----------   ---------     -------     ----------   ----------
     Amount                             $5,114,374   $2,881,138         --           --        $3,426,482   $3,294,410   $2,445,203
     Year(s) of Expiration (10/31)      2009-2010       2010            n/a          n/a       2007-2010    2007-2010    2005-2008

          At October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                     DOW JONES    DOW JONES
                                                                       U.S.         U.S.
                                         S&P 100    PSE TECH 100    HEALTH CARE   FINANCIAL     MANAGED
                                           PLUS         INDEX        100 PLUS     100 PLUS       GROWTH     TAX-EXEMPT   GOVERNMENT
                                         -------    ------------    -----------   ---------     -------     ----------   ----------
     Ordinary Income                     $643,405        --           $99,886     $157,852         --           --        $19,126
     Long-Term Capital Gain                    --        --           $34,207       $3,590         --           --             --

          During the year ended October 31, 2002, the tax character of distributions paid were as follows:

                                                                     DOW JONES    DOW JONES
                                                                       U.S.         U.S.
                                         S&P 100    PSE TECH 100    HEALTH CARE   FINANCIAL     MANAGED
                                           PLUS         INDEX        100 PLUS     100 PLUS       GROWTH     TAX-EXEMPT   GOVERNMENT
                                         -------    ------------    -----------   ---------     -------     ----------   ----------
     Ordinary Income                        --           --             --         $59,461         --           --       $1,114,496
     Long-Term Capital Gain                 --       $5,638,459         --           $350          --           --               --

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes.

          Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (f)  Expenses

          Expenses associated with a specific Fund are charged to that Fund as they are incurred. Common expenses are allocated, as incurred, between the Funds based upon the ratio of the net assets of each Fund to the combined net assets of the Funds, or other equitable means.

     (g)  Distributions to Shareholders

          Dividends to shareholders are recorded on the ex-dividend date.

     (h)  Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES --

   B.C. Ziegler and Company ("BCZ") is investment advisor for all of the Funds covered in this report pursuant to an Investment Advisory Agreement ("Agreement"). BCZ is a wholly owned subsidiary of The Ziegler Companies, Inc. Certain officers and directors of North Track are affiliated with BCZ. Under the Agreement, the S&P 100 Plus Fund pays BCZ a monthly fee based upon the S&P 100 Plus average daily net assets at the rate of .575% of the first $20,000,000, .45% of the next $30,000,000, .40% of the next $50,000,000,
   .35% of the next $400,000,000 and .30% of assets over $500,000,000.

   The PSE Tech 100 Index Fund pays BCZ a monthly fee based upon the PSE Tech 100 Index average daily net assets at the rate of .50% of the first $50,000,000 of average daily net assets, .30% of the next $200,000,000 of average daily net assets, .25% of the next $250,000,000 of average daily net assets and .20% of average daily net assets in excess of $500,000,000.

   The Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund each pay BCZ a monthly fee based upon the average daily net assets of the Fund at the rate of .55% of the first $100,000,000 of average daily net assets, .50% of the next $400,000,000 of average daily net assets and .45% of average daily net assets in excess of $500,000,000. For the six months ended April 30, 2003, BCZ reimbursed the Dow Jones U.S. Health Care 100 Plus Fund $105,835, and the Dow Jones U.S. Financial 100 Plus Fund $84,730.

   Pursuant to the Agreement, BCZ has retained Geneva Capital Management ("Geneva") to manage the Managed Growth Fund. The Managed Growth Fund pays BCZ a monthly fee based on the average daily net assets of the Fund at the rate of .75% of the first $250,000,000 of the Fund's average daily assets, .70% of the next $250,000,000 of average daily net assets, and .65% on the average daily net assets exceeding $500,000,000. BCZ, in turn, pays Geneva 50% of the fee paid by the Managed Growth Fund.

   The Tax-Exempt and Government Funds pay BCZ a monthly fee based upon the average daily net assets of each Fund at the rate of .60% of the first $50,000,000 of each Fund's average daily net assets, .50% on the next $200,000,000 of each Fund's average daily net assets and .40% of each Fund's average daily net assets in excess of $250,000,000.

   BCZ has an Accounting and Pricing Agreement with North Track to perform accounting and pricing services and also an Administrative Service Agreement. In addition, each Fund pays BCZ commissions on sales of Fund shares and 12b-1 fees. The commissions, accounting and pricing fees, and administrative service fees, and 12b-1 or distribution fees paid to BCZ for the six months ended April 30, 2003, were as follows for each Fund:

                                                                        COMMISSIONS        ACCOUNTING
                                                   ADMINISTRATIVE           ON            AND PRICING
                                                        FEES            FUND SHARES           FEES          12B-1 FEES
                                                   --------------       -----------       -----------       ----------
   S&P 100 Plus Fund                                   $ 96,855          $ 56,382           $ 45,191          $138,355
   PSE Tech 100 Index Fund                              129,345            72,201             49,269            65,757
   Dow Jones U.S. Health Care 100 Plus Fund              12,952            33,707             12,863            11,121
   Dow Jones U.S. Financial 100 Plus Fund                10,766            24,208             11,770             7,909
   Managed Growth Fund                                   17,798            29,411             15,286            19,227
   Tax-Exempt Fund                                       17,371             8,028             15,072            25,499
   Government Fund                                       15,832            16,668             14,303            33,307
                                                       --------          --------           --------          --------
                                        TOTAL          $300,919          $240,605           $163,754          $301,175
                                                       --------          --------           --------          --------
                                                       --------          --------           --------          --------

3.   INVESTMENT TRANSACTIONS --

     Purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2003 aggregated:

                                                 PURCHASES  PROCEEDS FROM SALES
                                                 ---------  -------------------
     S&P 100 Plus Fund                          $10,064,151     $13,065,112
     PSE Tech 100 Index Fund                     14,778,928      23,750,551
     Dow Jones U.S. Health Care 100 Plus Fund     8,000,677       4,881,973
     Dow Jones U.S. Financial 100 Plus Fund       4,211,358       2,466,935
     Managed Growth Fund                          8,264,077       6,450,255
     Tax-Exempt Fund                              1,313,151       2,168,960
     Government Fund                              5,892,192       6,366,895

     Net unrealized appreciation (depreciation) on securities held by the Funds and the total cost of securities (excluding tax adjustments) as of April 30, 2003, were as follows:

                                                                     DOW JONES    DOW JONES
                                                                       U.S.         U.S.
                                         S&P 100    PSE TECH 100    HEALTH CARE   FINANCIAL     MANAGED
                                           PLUS         INDEX        100 PLUS     100 PLUS       GROWTH     TAX-EXEMPT   GOVERNMENT
                                         -------    ------------    -----------   ---------     -------     ----------   ----------
     Net unrealized appreciation
       (depreciation)                 $  1,111,024  $(271,821,669) $(3,550,741) $(2,056,200)  $ 3,504,523  $ 2,707,264  $   906,278
     Cost of investments              $198,225,570  $ 543,882,800  $32,681,528  $26,000,006   $33,980,210  $31,724,163  $30,560,267

4.   LINE OF CREDIT --

     North Track has an available line of credit of $15,000,000. However, each Fund's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the period. Borrowings under this arrangement bear interest approximating the then current prime rate. North Track pays a commitment fee of 30 basis points per annum on the unused portion of the line. Each Fund's policies allow borrowings only for temporary or emergency purposes. There were no outstanding borrowings at April 30, 2003.

5.   SECURITIES LENDING --

     Funds may lend securities from time to time in order to earn additional income. Each Fund receives initial collateral in the form of cash or U.S Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. North Track also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Funds. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Gain or loss on the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds that loaned the securities. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

     The value of the cash collateral at period end is reported on each Fund's Statement of Assets and Liabilities. Earnings from the cash collateral is recorded in the Statements of Operations.

6.   CAPITAL SHARE TRANSACTIONS --

     (a) North Track has authorized common stock of ten billion shares with a par value of $.001 per share. Its shares are divided into nine mutual fund series: S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund, Tax-Exempt Fund, Government Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund. Each Fund (other than the Cash Reserve Fund) has designated Class A (front-end load) shares. In addition, each Fund (other than the Tax-Exempt Fund) have designated Class B (contingent deferred sales charge) shares and Class C (contingent deferred sales charge) shares. The authorized shares of common stock may be allocated to any of the above Funds or to new funds as determined by the Board of Directors. The shares of each Fund have equal rights and privileges with all other shares of that Fund.

     (b) Capital share activity during the twelve months ended October 31, 2002 and the six months ended April 30, 2003, were as follows:

                                                                     DOW JONES    DOW JONES
                                                                       U.S.         U.S.
                                         S&P 100    PSE TECH 100    HEALTH CARE   FINANCIAL     MANAGED
     CLASS A SHARES                        PLUS         INDEX        100 PLUS     100 PLUS       GROWTH     TAX-EXEMPT   GOVERNMENT
     --------------                      -------    ------------    -----------   ---------     -------     ----------   ----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2001               5,550,768   13,170,024        675,181      477,915    1,453,629    3,995,166    3,403,840
       Shares issued                       829,333    4,964,163      1,036,969    1,102,486      994,616      344,560      555,331
       Shares issued through merger        692,323           --             --           --           --           --           --
       Shares issued in distributions           --      168,645             --        4,485           --       91,186       80,350
       Shares redeemed                  (1,493,788)  (5,413,405)      (283,956)    (263,887)    (326,109)    (638,158)    (894,484)
                                        ----------   ----------      ---------    ---------    ---------    ---------    ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2002               5,578,636   12,889,427      1,428,194    1,320,999    2,122,136    3,792,754    3,145,037
       Shares issued                       737,918    2,154,475        442,772      353,577      445,410      123,707      483,089
       Shares issued in distributions       26,566           --          8,810       16,631           --       42,880       35,429
       Shares redeemed                    (843,900)  (2,439,282)      (226,087)    (238,660)    (398,084)    (259,510)    (576,265)
                                        ----------   ----------      ---------    ---------    ---------    ---------    ---------
     SHARES OUTSTANDING
       AT APRIL 30, 2003                 5,499,220   12,604,620      1,653,689    1,452,547    2,169,462    3,699,831    3,087,290
                                        ----------   ----------      ---------    ---------    ---------    ---------    ---------
                                        ----------   ----------      ---------    ---------    ---------    ---------    ---------

                                                                     DOW JONES    DOW JONES
                                                                       U.S.         U.S.
                                         S&P 100    PSE TECH 100    HEALTH CARE   FINANCIAL     MANAGED
     CLASS B SHARES                        PLUS         INDEX        100 PLUS     100 PLUS       GROWTH                 GOVERNMENT*
                                                                                                                              <F98>
     --------------                      -------    ------------    -----------   ---------     -------                 -----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2001               1,822,768    6,623,105        353,371      207,112      612,714
       Shares issued                       382,408      924,493        770,386      612,008      533,144
       Shares issued through merger         52,933           --             --           --           --
       Shares issued in distributions           --       88,058             --          586           --
       Shares redeemed                    (400,312)  (1,971,490)      (142,728)    (127,346)     (98,226)
                                        ----------   ----------      ---------    ---------    ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2002               1,857,797    5,664,166        981,029      692,360    1,047,632                        --
       Shares issued                        85,552      255,903        172,277      124,804      135,004                    53,001
       Shares issued in distributions           --           --          6,128        3,652           --                        74
       Shares redeemed                    (170,514)    (567,581)      (110,393)     (92,031)     (64,722)                   (5,321)
                                        ----------   ----------      ---------    ---------    ---------                 ---------
     SHARES OUTSTANDING
       AT APRIL 30, 2003                 1,772,835    5,352,488      1,049,041      728,785    1,117,914                    47,754
                                        ----------   ----------      ---------    ---------    ---------                 ---------
                                        ----------   ----------      ---------    ---------    ---------                 ---------

*<F98>  Commencement of operations March 3, 2003

                                                                                  DOW JONES    DOW JONES
                                                                                    U.S.          U.S.
                                                       S&P 100     PSE TECH 100  HEALTH CARE   FINANCIAL     MANAGED
     CLASS C SHARES                                     PLUS           INDEX      100 PLUS      100 PLUS      GROWTH     GOVERNMENT
     --------------                                    -------     ------------  -----------   ---------     -------     ----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2001                              257,194        568,860      169,446      122,364      103,925       36,326
       Shares issued                                    136,413        450,024      445,828      357,004      187,063      261,301
       Shares issued through merger                       4,172             --           --           --           --           --
       Shares issued in distributions                        --          6,249           --          560           --        2,001
       Shares redeemed                                  (87,983)      (201,973)     (54,073)     (51,607)     (31,977)     (78,888)
                                                     ----------     ----------    ---------    ---------    ---------    ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2002                              309,796        823,160      561,201      428,321      259,011      220,740
       Shares issued                                     55,861        152,612      152,769      109,045       79,704      125,628
       Shares issued in distributions                        --             --        3,280        2,280           --        2,002
       Shares redeemed                                  (28,836)      (113,523)     (52,947)     (63,858)     (23,827)     (82,014)
                                                     ----------     ----------    ---------    ---------    ---------    ---------
     SHARES OUTSTANDING
       AT APRIL 30, 2003                                336,821        862,249      664,303      475,788      314,888      266,356
                                                     ----------     ----------    ---------    ---------    ---------    ---------
                                                     ----------     ----------    ---------    ---------    ---------    ---------

     (c) For the S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus and Managed Growth Funds, the maximum offering price per Class A Share is computed based on a maximum front-end sales charge of 5.25% of the offering price or 5.54% of the net asset value. For the purpose of this computation, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 94.75.

          For the Tax-Exempt and Government Funds, the maximum offering price per Class A share is computed based on a maximum front-end sales charge of 3.50% of the offering price or 3.62% of the net asset value. For these Funds, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

7.   FUTURES CONTRACTS --

     An analysis of the futures contracts activity for the six months ended April 30, 2003, in the S&P 100 Plus and PSE Tech 100 Index Funds, respectively, were as follows:

                                                               AGGREGATE FACE
                                       NUMBER OF CONTRACTS   VALUE OF CONTRACTS
                                       -------------------   ------------------
     S&P 100 PLUS FUND:
     Outstanding at October 31, 2002             3               $   677,587
     Contracts opened                            3                   668,588
     Contracts closed                           (6)               (1,346,175)
                                              ----               -----------
     Outstanding at April 30, 2003              --               $        --
                                              ----               -----------
                                              ----               -----------
     Market value of contracts
       at April 30, 2003                                         $        --

                                                               AGGREGATE FACE
                                       NUMBER OF CONTRACTS   VALUE OF CONTRACTS
                                       -------------------   ------------------
     PSE TECH 100 INDEX FUND:
     Outstanding at October 31, 2002             5               $   467,375
     Contracts opened                           12                 1,955,125
     Contracts closed                          (17)               (2,422,500)
                                              ----               -----------
     Outstanding at April 30, 2003              --               $        --
                                              ----               -----------
                                              ----               -----------
     Market value of contracts
       at April 30, 2003                                         $        --

     The number of financial futures contracts and the gross unrealized depreciation, as of April 30, 2003, for each Fund were as follows:

                                                             UNREALIZED
                              NUMBER OF CONTRACTS   APPRECIATION (DEPRECIATION)
                              -------------------   ---------------------------
     S&P 100 PLUS FUND                 --                   $         --
     PSE TECH 100 INDEX FUND           --                   $         --

8.   CHANGE IN ACCOUNTING PRINCIPLE --

     Effective November 1, 2000, North Track has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities for all Funds. Prior to November 1, 2000 North Track did not amortize premiums on debt securities for the Government Fund. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $166,220 reduction in the cost of securities and a corresponding $166,220 increase in net unrealized appreciation, based on securities held in the Fund on November 1, 2000.

NORTH TRACK FUNDS, INC.

1-800-826-4600

250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

OFFICERS AND DIRECTORS
Peter D.Ziegler, Director
Ralph J. Eckert,Director
Marcia L. Wallace, Director
James G. DeJong, Director
Steven P. Kent, Director
Brian J. Girvan, Director
Robert J. Tuszynski, President and CEO
Franklin P. Ciano, CFO and Treasurer
James L. Brendemuehl, Senior Vice President-Sales
John H. Lauderdale, Senior Vice President-Marketing
Kathleen J. Cain, Secretary
Donald J. Liebetrau, Assistant Vice President
Patricia A. Weinert, Assistant Vice President

INVESTMENT ADVISORS
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to Managed Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

DISTRIBUTOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco,  California 94111

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

AUDITOR
Deloitte & Touche LLP
180 North Stetson Avenue
Chicago, IL 60601

250 East Wisconsin Avenue o  Suite 2000 o Milwaukee, Wisconsin 53202-4298

(NORTH TRACK LOGO)
SHARPEN YOUR FOCUS

SEMIANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT344-06/03

ITEM 2.  CODE OF ETHICS

     Not applicable for filing of Semi-Annual Report to Shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

     Not applicable for filing of Semi-Annual Report to Shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Not applicable for filing of Semi-Annual Report to Shareholders.

ITEMS 5-6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable to this Registrant because the Registrant is not a closed-end management investment company.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES

     (a)  Disclosure Controls and  Procedures.  Based  on an  evaluation of  the
          -----------------------------------
Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant's management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant's principal executive and financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective.

     (b)  Change in Internal Controls.  There were no significant changes in the
          ---------------------------
Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS

     The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
-----------     ----------------------
10(a)(2)        Certification of Principal Executive Officer Required by Sec-
                tion 302 of the Sarbanes-Oxley Act of 2002

                Certification of Principal Financial Officer Required by Sec-tion 302 of the Sarbanes-Oxley Act of 2002

10(b) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 20th day of June, 2003.

                                   NORTH TRACK FUNDS, INC.

                                   By:  /s/Robert J. Tuszynski
                                        ----------------------------------------
                                        Robert J. Tuszynski, President

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 20th day of June, 2003.

                                   By:  /s/Robert J. Tuszynski
                                        ----------------------------------------
                                        Robert J. Tuszynski President
                                        (Principal Executive Officer)

                                   By:  /s/Franklin P. Ciano
                                        ----------------------------------------
                                        Franklin P. Ciano, Chief Financial
                                        Officer and Treasurer (Principal
                                        Financial Officer)